The United States Life Insurance Company in the City of New York
(An indirect wholly owned subsidiary of Corebridge Financial, Inc.)
Statutory Financial Statements and
Supplemental Information and
Report of Independent Auditors
At December 31, 2025 and 2024 and
for each of the three years ended December 31, 2025

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

1

Report of Independent Auditors

To the Board of Directors and Shareholder of The United States Life Insurance Company in the City of New York
Opinions
We have audited the accompanying statutory financial statements of The United States Life Insurance Company in the City of New York (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2025 and 2024, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2025, including the related notes (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2025 and 2024 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.
Basis for Opinions
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

2

Auditors’ Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with US GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
Supplemental Information
Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedule of selected financial data, investment risks interrogatories, summary investment schedule, and schedule of reinsurance disclosures (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2025 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.
/s/ PricewaterhouseCoopers LLP
New York, New York
April 17, 2026

3

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31,
(in millions)	2025	2024
Admitted assets
Cash and investments
Bonds	$22,042	$20,292
Preferred stock	41	44
Common stock	32	14
Cash, cash equivalents and short-term investments	451	269
Mortgage loans	3,713	3,684
Contract loans	124	128
Derivatives	287	119
Derivative cash collateral	47	19
Other invested assets	2,020	2,074
Total cash and investments	28,757	26,643
Amounts recoverable from reinsurers	60	31
Amounts receivable under reinsurance contracts	7	6
Current federal income tax recoverable	77	—
Deferred tax asset	189	187
Due and accrued investment income	229	203
Premiums due, deferred and uncollected	46	55
Receivables from affiliates	59	5
Other assets	30	7
Separate account assets	6,505	6,023
Total admitted assets	$35,959	$33,160

See accompanying Notes to Statutory Financial Statements.

4

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

	December 31,
(in millions, except for share data)	2025	2024
Liabilities
Policy reserves and contractual liabilities
Life and annuity reserves	$24,713	$22,832
Liabilities for deposit-type contracts	1,029	654
Accident and health reserves	158	176
Premiums received in advance	1	1
Policy and contract claims	119	81
Policyholder dividends	1	1
Total policy reserves and contractual liabilities	26,021	23,745
Experience rated refund	77	76
Payable to affiliates	18	14
Interest maintenance reserve	93	195
Current federal income taxes payable	—	70
Collateral for derivatives program	269	273
Accrued expenses and other liabilities	390	256
Net transfers from separate accounts due or accrued	(77)	(88)
Asset valuation reserve	424	429
Separate account liabilities	6,505	6,023
Total liabilities	33,720	30,993
Commitments and contingencies (see Note 19)

Capital and surplus
Common stock, $2 par value; 1,980,658 shares authorized, issued and outstanding	4	4
Gross paid-in and contributed surplus	1,914	1,914
Unassigned surplus	321	249
Total capital and surplus	2,239	2,167
Total liabilities and capital and surplus	$35,959	$33,160

See accompanying Notes to Statutory Financial Statements.

5

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
STATUTORY STATEMENTS OF OPERATIONS

	December 31,
(in millions)	2025	2024	2023
Revenues
Premiums and annuity considerations	$5,276	$3,706	$2,382
Net investment income	1,453	1,324	1,123
Amortization of interest maintenance reserve	2	8	17
Reserve adjustments on reinsurance ceded	(507)	(500)	(381)
Commissions and expense allowances	17	48	58
Separate account fees	121	92	114
Other income	24	33	25
Total revenues	6,386	4,711	3,338
Benefits and expenses
Death benefits	181	183	165
Annuity benefits	371	385	208
Surrender benefits	2,351	2,610	2,410
Other benefits	221	167	159
Change in reserves	1,863	1,050	(397)
Commissions	125	133	109
General insurance expenses	141	125	115
Net transfers to (from) separate accounts	48	(271)	(60)
Modco reserve adjustment - Assumed	845	—	—
Other expenses	15	9	4
Total benefits and expenses	6,161	4,391	2,713
Net gain from operations before dividends to policyholders and federal income taxes	225	320	625
Dividends to policyholders	—	—	—
Net gain from operations after dividends to policyholders and before federal income taxes	225	320	625
Federal income tax expense	38	107	46
Net gain from operations	187	213	579
Net realized capital gains (losses), net of tax after transfers to interest maintenance reserves	(162)	(12)	30
Net income	$25	$201	$609

See accompanying Notes to Statutory Financial Statements.

6

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(in millions)	Common Stock	Gross Paid-In and Contributed Surplus	Unassigned Surplus	Total Capital and Surplus
Balance, January 1, 2023	$4	$1,913	$(284)	$1,633
Net income	—	—	609	609
Change in net unrealized capital gains (losses)	—	—	(25)	(25)
Change in net unrealized foreign exchange capital gains (losses)	—	—	59	59
Change in deferred tax	—	—	(64)	(64)
Change in non-admitted assets	—	—	24	24
Change in liability for reinsurance in unauthorized and certified companies	—	—	7	7
Change in asset valuation reserve	—	—	6	6
Change in surplus from separate accounts	—	—	10	10
Other changes in surplus in separate accounts	—	—	(10)	(10)
Change in surplus as a result of reinsurance	—	—	(2)	(2)
Dividends	—	—	—	—
Prior period corrections	—	—	(8)	(8)
Balance, December 31, 2023	$4	$1,913	$322	$2,239
Net income	—	—	201	201
Change in net unrealized capital gains (losses)	—	—	44	44
Change in net unrealized foreign exchange capital gains (losses)	—	—	(43)	(43)
Change in deferred tax	—	—	45	45
Change in non-admitted assets	—	—	(16)	(16)
Change in liability for reinsurance in unauthorized and certified companies	—	—	(7)	(7)
Change in asset valuation reserve	—	—	18	18
Change in surplus from separate accounts	—	—	(6)	(6)
Other changes in surplus in separate accounts	—	—	6	6
Additional-paid-in surplus	—	1	—	1
Change in surplus as a result of reinsurance	—	—	(2)	(2)
Dividends	—	—	(320)	(320)
Prior period corrections	—	—	7	7
Balance, December 31, 2024	$4	$1,914	$249	$2,167
Net income	—	—	25	25
Change in net unrealized capital gains (losses)	—	—	53	53
Change in net unrealized foreign exchange capital gains (losses)	—	—	121	121
Change in deferred tax	—	—	(13)	(13)
Change in non-admitted assets	—	—	92	92
Change in liability for reinsurance in unauthorized and certified companies	—	—	4	4
Change in asset valuation reserve	—	—	5	5
Change in surplus from separate accounts	—	—	6	6
Other changes in surplus in separate accounts	—	—	(6)	(6)
Additional-paid-in surplus	—	—	—	—
Change in surplus as a result of reinsurance	—	—	(2)	(2)
Dividends	—	—	(213)	(213)
Prior period corrections	—	—	—	—
Balance, December 31, 2025	$4	$1,914	$321	$2,239

See accompanying Notes to Statutory Financial Statements.

7

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
STATUTORY STATEMENTS OF CASH FLOWS

	December 31,
(in millions)	2025	2024	2023
Cash from operations
Premium and annuity considerations, collected, net of reinsurance	$3,722	$3,709	$2,382
Net investment income collected	1,353	1,245	1,035
Other income	(199)	(249)	(181)
Total revenue received	4,876	4,705	3,236
Benefits paid	2,401	3,349	2,948
Net transfers to (from) separate accounts	(101)	(337)	(9)
Commissions and expenses paid	273	272	236
Dividends paid to policyholders	—	—	1
Federal income taxes paid	86	73	21
Total benefits and expenses paid	2,659	3,357	3,197
Net cash provided by operations	2,217	1,348	39
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	3,767	2,221	1,421
Stocks	30	6	9
Mortgage loans	652	492	424
Other invested assets	185	179	422
Other, net	7	23	(11)
Total proceeds from investments sold, matured or repaid	4,641	2,921	2,265
Cost of investments acquired:
Bonds	5,690	3,147	1,783
Stocks	47	—	22
Mortgage loans	605	327	322
Other invested assets	95	604	372
Derivatives	124	(118)	58
Other, net	28	(44)	(133)
Total cost of investments acquired	6,589	3,916	2,424
Net adjustment in contract loans	(4)	(3)	(9)
Net cash used in investing activities	(1,944)	(992)	(150)
Cash from financing and miscellaneous sources
Cash provided (applied):
Capital and paid-in surplus	(2)	(1)	(2)
Net deposits on (withdrawals from) deposit-type contracts	375	(107)	(18)
Dividends to parent	(213)	(320)	—
Other, net	(251)	114	(31)
Net cash used in financing and miscellaneous activities	(91)	(314)	(51)
Net increase (decrease) in cash, cash equivalents and short-term investments	182	42	(162)
Cash, cash equivalents and short-term investments at beginning of year	269	227	389
Cash, cash equivalents and short-term investments at end of year	$451	$269	$227

Non-cash activities, excluded from above:
Non-cash exchange of bonds	$290	$21	$—
Non-cash transfer from general to separate account	151	48	—
Non-cash tax-free exchange of bonds	97	—	—
Non-cash transfer of bonds to other invested assets	38	—	—
Non-cash transfer from separate to general account	13	7	58
Non-cash interest capitalization	5	—	—
Non-cash transfer of preferred stocks to bonds	3	—	—
Non-cash exchange of mortgages	—	134	—
Non-cash exchange of other invested assets	—	39	—
Non-cash modco reinsurance settlement from Fortitude Life	—	14	—
Non-cash modco reinsurance settlement to Fortitude Life	—	8	187
Non-cash corporate actions paid-in-kind	—	2	—
Non-cash transfer from collateral other invested assets to bonds	—	—	137
Non-cash transfer from other invested assets to mortgage loans	—	—	47
Non-cash transfer from other invested assets to common stock	—	—	2
See accompanying Notes to Statutory Financial Statements.

8

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

The United States Life Insurance Company in the City of New York (“USL” or the “Company”) is a wholly owned subsidiary of AGC Life Insurance Company (“AGC Life” or the “Parent”), a Missouri-domiciled life insurance company, which is wholly owned by Corebridge Life Holdings, Inc. (“Corebridge Life Holdings”). Corebridge Life Holdings is wholly owned by Corebridge Financial, Inc. (“Corebridge”). As of December 31, 2025, Corebridge’s three largest shareholders, Nippon Life Insurance Company, a mutual company organized under the laws of Japan (“Nippon”), American International Group, Inc. (“AIG”), and Argon Holdco LLC, a wholly-owned subsidiary of Blackstone, owned approximately 24.6%, 10.1% and 12.5% of the outstanding Corebridge common stock, respectively.
The Company is a stock life insurance company domiciled and licensed under the laws of the State of New York and is subject to regulation by the New York State Department of Financial Services (“NYDFS”). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed to sell life and accident and health insurance in all 50 states and the District of Columbia. The Company is also licensed in the U.S. Virgin Islands.
The Company’s products include fixed, fixed indexed, registered index-linked and variable annuities, term and universal life insurance, and pension risk transfer annuities. The Company distributes its products through a broad multi-channel distribution network, which includes independent marketing organizations, independent insurance agents and financial advisors, banks, broker dealers, and direct-to-consumer.
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the NYDFS. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (“U.S. GAAP”), as described herein.
The NYDFS recognizes only statutory accounting practices (“SAP”) prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under New York Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of New York. The State of New York has the right to permit other specific practices that deviate from prescribed practices.
The Company does not employ any prescribed or permitted accounting practices that differ from the NAIC SAP.
The statement of cash flows in this report has balances that are different from those in the annual statement filed with the NAIC. The annual statement for 2023 had net cash provided by operations, investments and financing of $92 million, $(304) million and $49 million, respectively, while this report has $39 million, $(150) million and $(51) million, respectively.
Use of Estimates
The preparation of financial statements in conformity with accounting practices prescribed or permitted by the NYDFS requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:
•    application of other-than-temporary impairments;
•     estimates with respect to income taxes, including recoverability of deferred tax assets;
• fair value measurements of certain financial assets; and

9

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
•     policy reserves for life, annuity and accident and health insurance contracts, including guarantees.
These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.
Significant Accounting Policies
Bonds include debt instruments classified as either issuer credit obligations (“ICO”) or asset-backed securities (“ABS”). Bonds, not backed by other loans, that qualify as issuer credit obligations under the principles-based bond definition are carried at amortized cost except for those with a NAIC designation of “6” or “6*”. Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC’s Investment Analysis Office (“IAO”) receive a “6*” designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a “6*” designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that (1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.
ABS include residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), other asset-backed securities, pass-thru securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. ABS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for ABS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (“MBS”) and other ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its ABS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.
Reference to “non-rated residual tranches or interests” intends to capture securitization tranches, beneficial interests, interests of structured finance investments, as well as other structures, that reflect loss layers without contractual interest or principal payments. Payments to holders of these investments occur after contractual interest and principal payments have been made to other tranches or interests and are based on the remaining available funds. Although payments to holders can occur throughout an investment’s duration (and not just at maturity), such instances still reflect the residual amount permitted to be distributed after other holders have received contractual interest and principal payments.
NAIC designations are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects risk-based capital (“RBC”). The final NAIC designation is determined for most RMBS and CMBS by financial modeling conducted by BlackRock. For credit tenant loans, equipment trust certificates, any corporate-like securities rated by the IAO, interest-only securities, and those securities with an original NAIC designation of 5, 5*, 6, or 6*, the final NAIC designation is based on the IAO or Credit Rating Provider rating and is not subject to financial modeling.
Redeemable preferred stocks with NAIC designations of “1” through “3” are carried at amortized cost. All other redeemable preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.
Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (“FHLB”) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

10

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Subsidiary, controlled, and affiliated (“SCA”) entities: The Company has no investments in insurance SCA entities. Investments in non-insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non-insurance SCA entities for which audited U.S. GAAP financial statements are not available are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.
Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.
Mortgage and mezzanine real estate loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.
Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks, highly liquid debt instruments that have original maturities within one year of date of purchase and are carried at amortized cost, interest-bearing money market funds, investment pools and other investments (excluding loan-backed and structured securities) with original maturities within one year from the date of purchase.
Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.
Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are reported in a manner consistent with the hedged asset or liability (“hedge accounting”). Changes in statement value or cash flow of derivatives that qualify for hedge accounting are recorded consistently with how the changes in the statement value or cash flow of the hedged asset or liability are recorded. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge (“ineffective hedges”) are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.
The Company designated, under Statement of Statutory Accounting Principles (“SSAP”) 86, Derivatives, certain foreign exchange derivatives as effective hedges of certain invested assets. The Company also designated certain interest rate swaps as effective hedges of certain invested assets.
Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for limited partnerships and limited liability companies with a minor ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.
Limited partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements. The audited U.S. tax basis equity may also be used in certain circumstances.
All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been recorded as non-admitted assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

11

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors, that lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash collateral received is invested in cash and/or short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these transactions may be sold or repledged by the counterparties. The liability for cash collateral received is reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.
In addition, the Company is a party to secured financing transactions whereby certain securities are sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements. In all of these secured financing transactions, the securities transferred by the Company (pledged collateral) may be sold or repledged by the counterparties.
Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 180 days, or when collection of interest is uncertain.
Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.
The Company regularly evaluates its investments for other-than-temporary impairment (“OTTI”) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company’s management and a continual review of its investments. For bonds, other than ABS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is determined an OTTI has occurred, the cost basis of bonds is written down to fair value and the amount of the write-down is recognized as a realized capital loss.
For ABS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the ABS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the ABS or does not have the intent and ability to retain the ABS until recovery. If the decline is interest-related, the ABS is written down to fair value.
In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.
Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a certain portion of deferred tax assets, prepaid expenses, electronic data processing (“EDP”) equipment assets, agents’ balances or other receivables over 90 days. Non-admitted assets were $580 million and $672 million at December 31, 2025 and 2024, respectively.
Interest maintenance reserve (“IMR”) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest-related OTTI (net of taxes). IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, ABS and mortgage loans. An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For ABS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

12

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Asset valuation reserve (“AVR”) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.
Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair value. In addition, certain products with fixed guarantees, market-value-adjusted (“MVA”) fixed annuity contracts, and registered index-linked annuities for which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts and registered index-linked annuities are provided in accordance with subsection 21 of the Valuation Manual (“VM-21”). Reserves for variable universal life accounts are provided in accordance with subsection 20 of the Valuation Manual (“VM-20”) for new business issued beginning in 2020, and in accordance with the Commissioners’ Reserve Valuation Method (“CRVM”) for policies issued prior to 2020.
Policy reserves are established according to different methods.
Life, annuity, and health reserves are developed by actuarial methods and are generally determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the NYDFS.
Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for the Company’s life insurance policies issued after January 1, 2020 are contained in VM-20, Requirements for Principle-Based Reserves for Life Products. Life insurance policies issued prior to January 1, 2020 continue to be reserved for using legacy formula‑based methods, including the CRVM. Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions than under legacy reserving methodologies. The Company’s regulatory reserving practices are governed by New York Regulation 213 which entails some potential deviations from the PBR reserving guidance in VM-20. Under this Regulation, the reserves for term life policies are equal to the greater of i) 70% of the CRVM determined policy level reserve and ii) the PBR (VM-20) reserve, while required universal life reserves are equal to the greater of i) CRVM established reserves and ii) PBR reserves.
The Company calculates reserves for fixed index annuities, both with and without guaranteed minimum withdrawal benefits (“GMWB”), in accordance with the Commissioners’ Annuities Reserve Valuation Method (“CARVM”).
The Company waives the deduction of deferred fractional premiums on the death of the life and annuity policy insured and returns any premium beyond the date of death. The Company reported additional reserves for surrender values in excess of the corresponding policy reserves.
The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. Additional reserves are established where the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in force. Total cash flow testing reserves were $821 million and $1.0 billion at December 31, 2025 and 2024, respectively.
A majority of the Company’s variable annuity products include a guaranteed minimum death benefit (“GMDB”) and/or a GMWB. Reserves for GMDB and GMWB benefits are included in the VM-21 reserve. PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements for applicable products are contained in VM-21, Requirements for Principle-Based Reserves for Variable Annuities, which incorporates a principle‑based reserving framework.
Life policies underwritten as substandard are charged extra premiums. Reserves are computed for a substandard policy by adding the reserve for an otherwise identical non-substandard policy plus a factor times the extra premium charge for the year. The factor varies by duration, type of plan, and underwriting. In addition, an extra mortality reserve is reported for ordinary life insurance policies classified as group conversions. Substandard structured settlement annuity reserves

13

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
are determined by making a constant addition to the mortality rate of the applicable valuation mortality table so that the life expectancy on the adjusted table is equal to the life expectancy determined by the Company’s underwriters at issue.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves, which include fund accumulations for which tabular interest has been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.
The liabilities related to policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges. In addition, an extra mortality reserve is held for ordinary life insurance policies classified as group conversions, equal to the excess, if any, of a substandard reserve over a standard reserve based on mortality rates appropriately increased over the standard class mortality rates.
For long-term disability products, disabled life reserves were established using the 1964 Commissioner’s Disability Table for claims incurred prior to January 1, 1989, and the 1987 Commissioner’s Group Disability Table for claims incurred January 1, 1989 and later, at an interest rate equal to the Single Premium Immediate Annuity rate (based on year incurred) less 1 percent.
Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.
Policy and contract claims represent the ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.
Reserves for future policy benefits to be paid on life and accident and health policies, incurred in the statement period, but not yet reported, were established using historical data from claim lag experience. The data is aggregated from product specific studies performed on the Company’s business.
Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are recorded directly to the liability for deposit-type contracts and are not recorded in the Statutory Statement of Operations. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.
General insurance expenses include allocated expenses pursuant to cost allocation agreements. The Company purchases administrative, accounting, marketing and data processing services from Corebridge and affiliates and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from affiliates is based on the level of assets under management.
Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to tax sharing agreements, because the Company is included in the consolidated federal income tax returns of its parent company filing group. The Company joins with AGC Life, American General Life Insurance Company (“AGL”), The Variable Annuity Life Insurance Company (“VALIC”), and Corebridge Insurance Company of Bermuda, Ltd. (“Corebridge Bermuda”), in filing a consolidated life company federal income tax return. To the extent that benefits for net operating

14

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
losses, foreign tax credits, corporate alternative minimum tax (“CAMT”) credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.
Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.
A deferred tax asset (“DTA”) or deferred tax liability (“DTL”) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTAs are limited in their admissibility.
The CAMT is disregarded when evaluating the need for a valuation allowance for the Company’s non-CAMT DTAs.
Accounting Changes
The Company adopted the substantive changes made to SSAP 26, Bonds, SSAP 21, Other Admitted Assets, and SSAP 43, Asset-Backed Securities, effective January 1, 2025. The changes provide a new principle-based bond definition to be used for determining which investments are eligible for reporting on Schedule D as a bond. The changes focus on ensuring appropriate consideration of whether an investment qualifies as an issuer credit obligation or asset-backed security prior to reporting as a bond. Pursuant to the transition guidance, the reclassification of investments that no longer qualify as bonds reduced unassigned surplus by ($155) thousand.
SSAP No. 86, Derivatives, was revised to adopt with modification derivative guidance from ASU 2017-12, Derivatives and Hedging and ASU 2022-01, Fair Value Hedging – Portfolio Layer Method, to include guidance for the portfolio layer method and partial-term hedges. These revisions were effective January 1, 2023. A partial-term hedge is a hedge for a portion of the time to maturity of a fixed rate asset (liabilities are not included contrary to U.S. GAAP). The portfolio layer method permits reporting entities to designate the portion of a closed portfolio of financial assets, beneficial interests secured by financial assets, or a combination of the two, that is not expected to be prepaid during the hedge period as the hedged item in a fair value hedge.
Correction of Errors
SAP requires that corrections of errors related to prior periods be reported as pretax adjustments to unassigned surplus to the extent that they are not material to prior periods.
In 2024, an out-of-period error was identified and corrected related to net investment income. This correction increased unassigned surplus by $7 million.
In 2023, out-of-period errors were identified due to the option value that increases reserves and 12b-1 fees that were not allocated to the Company. These errors decreased unassigned surplus by $8 million.
The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously issued audited financial statements.

15

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Differences in Statutory Accounting and U.S. GAAP Accounting
The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the NYDFS. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.
The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.
Investments. Under SAP, investments in bonds and redeemable preferred stocks are generally reported at amortized cost. However, if bonds are designated category “6” and redeemable preferred stocks are designated categories “4 – 6” by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.
Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (“CMO”) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For ABS, if it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than ABS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and other ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.
Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, an allowance for credit losses is based on the expectation of lifetime credit losses.
Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest are accounted for under the equity method. Where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings.
Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer’s occupancy of those properties.
Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing

16

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
derivatives incorporates either counterparty's credit risk for derivative assets or the insurer's credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index life insurance features in indexed universal life contracts and certain guaranteed features of variable annuities are bifurcated and accounted for separately as embedded policy derivatives and market risk benefits, respectively. Under SAP, embedded derivatives and market risk benefits are not bifurcated or accounted for separately from the host contract.
Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any negative IMR balance is treated as a non-admitted asset, unless certain criteria are met. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as a component of total revenues, with related taxes included in taxes from operations.
Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.
Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries’ financial statements are combined with the parent company’s financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company’s investment in the subsidiaries.
Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance contracts are deferred as deferred policy acquisition costs (“DAC”). DAC is amortized on a constant level basis (i.e., approximating straight line amortization with adjustments for expected terminations) over the expected term of the related contracts using assumptions consistent with those used in estimating the related liability for future policy benefits, or any other related balances. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.
Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.
Non-admitted Assets. Certain assets designated as “non-admitted,” principally any agents’ balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.
Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are recorded directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense.

17

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management’s estimates and judgment.
Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer’s best estimates of interest rates are used.
Under SAP, individual insurance reserves are determined using a combination of principle‑based reserving frameworks (including VM‑20) and legacy formula‑based methods, including CRVM. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net premium ratio (“NPR”) method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP, policy assumptions are based upon best estimates.
Under SAP, individual deferred annuity reserves are determined using applicable principle‑based reserving requirements and legacy reserving methods, including CARVM. Under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable. Under SAP, reserves for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.
Under GAAP, indexed interest credits and guarantees in excess of contract account values are bifurcated from the host contract as embedded derivatives and market risk benefits, respectively, and reported at fair value. Under SAP, embedded derivatives and market risk benefits are not bifurcated and accounted for separately, but rather are included in the benefit reserve valuation for the host contract.
Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized generally on a basis consistent with DAC.
Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.
Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, VM-21 or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.
Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts, registered index linked annuities, and certain pension risk transfer annuities issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.
Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary

18

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non-admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.
Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include 1) each of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, when the reporting entity does not have the intent to set off. Under U.S. GAAP, these amounts under master netting arrangements may generally be offset and presented on a net basis pursuant to an accounting election, even when the reporting entity does not have the intent to set off.

19

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

(in millions)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2025
Issuer credit obligations
U.S. government obligations	$261	$1	$(98)	$163
Other U.S. government obligations	9	—	(1)	8
Non-U.S. sovereign jurisdiction securities	684	10	(101)	593
Municipal bonds - general obligations (direct & guaranteed)	117	—	(10)	108
Municipal bonds - special revenue	462	2	(71)	392
Project finance bonds issued by operating entities	636	7	(39)	603
Corporate bonds	11,432	137	(1,281)	10,288
Single entity backed obligations	398	2	(33)	368
Bonds issued by funds representing operating entities	1,624	15	(81)	1,558
Bank loans - acquired	207	2	(1)	209
Total issuer credit obligations	15,830	176	(1,716)	14,290
Asset-backed securities
Agency residential MBS (exempt)	32	—	(3)	29
Agency commercial MBS (exempt)	110	1	—	110
Agency residential MBS (non-exempt)	431	4	(16)	419
Agency commercial MBS (non-exempt)	54	1	(4)	50
Non-agency residential MBS	1,114	51	(32)	1,133
Non-agency commercial MBS	961	15	(16)	960
Non-agency - CLOs/CBOs/CDOs	1,272	19	(5)	1,286
Other financial ABS	824	31	(17)	838
Equity backed securities – not self-liquidating	173	—	(6)	168
Lease-backed - full analysis	660	9	(12)	657
Other non-financial ABS - full analysis	549	6	(11)	544
Lease-backed - practical expedient	32	—	(4)	29
Total asset-backed securities	6,212	137	(126)	6,223
Preferred stock	41	—	—	41
Common stock	32	—	—	32
Total equity securities	73	—	—	73
Total	$22,115	$313	$(1,842)	$20,586

20

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in millions)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2024
Bonds:
U.S. government obligations	$405	$—	$(101)	$304
All other governments	716	3	(144)	575
States, territories and possessions	97	—	(10)	87
Political subdivisions of states, territories and possessions	22	—	(3)	19
Special revenue	863	2	(119)	746
Industrial and miscellaneous	17,950	159	(1,965)	16,144
Hybrid securities	22	1	—	23
Bank loans	217	1	(3)	215
Total bonds	20,292	166	(2,345)	18,113
Preferred stock	44	—	—	44
Common stock	14	—	—	14
Total equity securities	58	—	—	58
Total	$20,350	$166	$(2,345)	$18,171

21

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2025
Issuer credit obligations
U.S. government obligations	$—	$—	$152	$(98)	$152	$(98)
Other U.S. government obligations	—	—	8	(1)	8	(1)
Non-U.S. sovereign jurisdiction securities	15	—	400	(101)	415	(101)
Municipal bonds - general obligations (direct & guaranteed)	—	—	76	(10)	76	(10)
Municipal bonds - special revenue	20	—	340	(71)	360	(71)
Project finance bonds issued by operating entities	299	(19)	93	(20)	392	(39)
Corporate bonds	1,152	(79)	4,703	(1,204)	5,855	(1,283)
Single entity backed obligations	142	(21)	130	(12)	272	(33)
Bonds issued by funds representing operating entities	431	(15)	539	(66)	970	(81)
Bank loans - acquired	24	—	34	(1)	58	(1)
Total issuer credit obligations	2,083	(134)	6,475	(1,584)	8,558	(1,718)
Asset-backed securities
Equity backed securities – not self-liquidating	90	(4)	14	(2)	104	(6)
Agency commercial MBS (exempt)	3	(1)	3	—	6	(1)
Agency commercial MBS (non-exempt)	—	—	27	(4)	27	(4)
Agency residential MBS (exempt)	1	—	28	(3)	29	(3)
Agency residential MBS (non-exempt)	6	(1)	228	(16)	234	(17)
Non-agency - CLOs/CBOs/CDOs	576	(5)	8	—	584	(5)
Non-agency commercial MBS	125	(2)	176	(13)	301	(15)
Non-agency residential MBS	70	(1)	259	(32)	329	(33)
Other financial ABS	111	(2)	154	(15)	265	(17)
Lease-backed - full analysis	203	(11)	36	(2)	239	(13)
Other non-financial ABS - full analysis	157	(4)	144	(8)	301	(12)
Lease-backed - practical expedient	1	—	19	(3)	20	(3)
Total asset-backed securities	1,343	(31)	1,096	(98)	2,439	(129)
Preferred stock	22	—	—	—	22	—
Common stock	—	—	—	—	—	—
Total equity securities	22	—	—	—	22	—
Total	$3,448	$(165)	$7,571	$(1,682)	$11,019	$(1,847)

22

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2024
Bonds:
U.S. Government obligations	$103	$(1)	$188	$(101)	$291	$(102)
All other government	108	(4)	445	(140)	553	(144)
States, territories & possessions	18	—	55	(10)	73	(10)
Political subdivisions of states territories & possessions	2	—	13	(3)	15	(3)
Special revenue	116	(4)	596	(115)	712	(119)
Industrial and miscellaneous	3,073	(183)	8,931	(1,786)	12,004	(1,969)
Hybrid securities	11	—	2	—	13	—
Bank loans	40	(1)	11	(2)	51	(3)
Total bonds	$3,471	$(193)	$10,241	$(2,157)	$13,712	$(2,350)
Preferred stock	—	—	—	—	—	—
Common stock	—	—	—	—	—	—
Total equity securities	—	—	—	—	—	—
Total	$3,471	$(193)	$10,241	$(2,157)	$13,712	$(2,350)
As of December 31, 2025 and 2024, the number of bonds and equity securities in an unrealized loss position was 2,537 and 3,341, respectively. Bonds comprised 2,533 of the total, of which 2,072 were in a continuous loss position greater than 12 months at December 31, 2025. Bonds comprised 3,341 of the total, of which 2,694 were in a continuous loss position greater than 12 months at December 31, 2024.
The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2025 and 2024, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.
Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

(in millions)	Statement Value	Fair Value
December 31, 2025
Due in one year or less	$457	$457
Due after one year through five years	3,379	3,367
Due after five years through ten years	4,299	4,265
Due after ten years through twenty years	3,027	2,745
Due after twenty years	4,668	3,456
ABS	6,212	6,223
Total	$22,042	$20,513
Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.
Bonds in or near default as to payment of principal or interest had a statement value of $31 million and $7 million at December 31, 2025 and 2024, respectively, which is the fair value. At December 31, 2025 and 2024, the Company had no income excluded from due and accrued for bonds.
At December 31, 2025, the Company’s bond portfolio included bonds totaling $889 million not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 2.5 percent of the Company’s total assets and 3.1 percent of invested assets. These below investment grade securities, excluding structured securities, span across

23

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
15 industries. At December 31, 2024, the Company’s bond portfolio included bonds totaling $1 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 2 percent of the Company’s total assets and 3 percent of invested assets. These below investment grade securities, excluding structured securities, span across 13 industries.
The following table presents the industries that constitute more than 10% of the below investment grade securities:

	December 31,
	2025	2024
Consumer cyclical	12.0%	9.8%
Consumer non-cyclical	22.5	23.2
Utility	—	10.4
ABS
The Company determines fair value of ABS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company’s ABS, RMBS, CMBS, and collateralized debt obligations (“CDO”) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the ABS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management’s judgments.
The following table presents the statement value and fair value of ABS:

	December 31, 2025		December 31, 2024
(in millions)	Statement Value	Fair Value	Statement Value	Fair Value
Asset-backed securities	$6,212	$6,223	$5,869	$5,793
Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third-party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.
At December 31, 2025 and 2024, the Company had exposure to a variety of ABS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.
At December 31, 2025 and 2024, the Company did not have any ABS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.
During 2025, 2024 and 2023, the Company recognized total OTTI of $0 million, $0 million and $5 million, respectively, on ABS that were still held by the Company. In addition, at December 31, 2025 and 2024, the Company held asset-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

24

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table summarizes the fair value and aggregate amount of unrealized losses on ABS and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2025
ABS	$1,343	$(31)	$1,096	$(98)	$2,439	$(129)
December 31, 2024
ABS	$1,007	$(22)	$1,687	$(179)	$2,694	$(201)
In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.
The Company does not have any ABS for which it is not practicable to estimate fair values.
The following table presents the rollforward of non-interest related OTTI for ABS:

	December 31,
(in millions)	2025	2024
Balance, beginning of year	$165	$178
Increases due to:
Credit impairment on new securities subject to impairment losses	—	—
Additional credit impairment on previously impaired investments	—	—
Reduction due to:
Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	4	13
Balance, end of year	$161	$165
See Note 4 for a list with each ABS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company’s structured notes holding at December 31, 2025.
Mortgage Loans
Mortgage loans had outstanding principal balances of $3.8 billion and $3.8 billion at December 31, 2025 and 2024, respectively. Contractual interest rates range from 0.00 percent to 10.14 percent. The mortgage loans at December 31, 2025 had maturity dates ranging from 2024 to 2055.
The Company’s mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

25

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following tables present the geographic and property-type distribution of the Company’s mortgage loan portfolio:

	December 31,
	2025	2024
Geographic distribution:
Mid-Atlantic	24.4%	28.4%
Pacific	17.3	18.9
Foreign	18.8	16.1
South Atlantic	10.8	12.0
East North Central	4.0	4.9
West South Central	5.4	5.9
New England	5.6	5.5
Mountain	7.3	3.1
East South Central	5.5	4.7
West North Central	0.9	0.5
Total	100.0%	100.0%
Property type distribution:
Multi-family	29.8%	31.6%
Office	21.3	22.1
Retail	6.5	7.0
Industrial	22.0	18.5
Hotel/Motel	5.4	4.5
Other	15.0	16.3
Total	100.0%	100.0%
At December 31, 2025, there were 51 mortgage loans with outstanding balances of $20 million or more, which loans collectively, aggregated approximately 55.2 percent of this portfolio.
The following table presents the minimum and maximum lending rates for new mortgage loans during 2025 and 2024:

	Years Ended December 31,
	2025		2024
(in millions)	Maximum	Minimum	Maximum	Minimum
Office	5.79%	5.79%	9.88%	5.02%
Industrial	7.87	5.23	6.84	4.52
Retail	5.80	3.45	—	—
Hotel/Motel	4.90	4.90	—	—
Multi-family	7.47	4.02	—	—
Other	—	—	5.82	5.82
The Company reduced interest rates on one loan during 2025. The Company reduced interest rates on three loans during 2024.
The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was 88.4 percent and 82.8 percent, in 2025 and 2024, respectively.
At December 31, 2025, the Company held $122 million in impaired mortgages with $53 million of related allowances for credit losses and $68 million in impaired loans without a related allowance. At December 31, 2024, the Company held $134 million in impaired mortgage loans with a related allowances for credit losses. There were no impaired mortgage loans without a related allowance. The Company’s average recorded investment in impaired loans was $127 million and $103 million, at December 31, 2025 and 2024, respectively. The Company recognized interest income of $1 million, $2 million and $1 million, in 2025, 2024 and 2023, respectively.

26

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

	December 31,
(in millions)	2025	2024	2023
Balance, beginning of year	$51	$48	$40
Additions (reductions) charged to unrealized capital loss	(1)	3	15
Direct write-downs charged against allowance	(8)	—	(7)
Balance, end of year	$42	$51	$48
During 2025, the Company did not derecognize any mortgage loans and did not recognize any real estate collateral as a result of foreclosure.
The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company’s strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.
The following table presents the age analysis of mortgage loans:

	December 31,
(in millions)	2025	2024
Current	$3,689	$3,657
30 - 59 days past due	2	21
60 - 89 days past due	—	3
90 - 179 days past due	22	3
Total	$3,713	$3,684
At December 31, 2025 and 2024, the Company had mortgage loans outstanding under participant or co-lender agreements of $3.5 billion and $2.9 billion, respectively.
The Company had $85 million and $70 million in restructured loans at December 31, 2025 and 2024, respectively.
Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of December 31, 2025:

(in millions)	Residential		Commercial		Agricultural
Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$1	—%	$121	0.40%	$—	—%
b. 91% to 95%	2	—	4	—	—	—
c. 81% to 90%	3	—	189	0.60	—	—
d. 71% to 80%	11	—	361	1.20	—	—
e. below 70%	541	1.80	2,524	8.60	—	—
Troubled Debt Restructuring
The Company held no restructured debt for which impairment was recognized for both December 31, 2025 and 2024. The Company had $0 million and $1 million of outstanding commitments to debtors that held loans with restructured terms at December 31, 2025 and 2024, respectively.

27

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Real Estate
The Company had no investments in real estate at December 31, 2025, 2024 and 2023.
Other Invested Assets
The following table presents the components of the Company’s other invested assets:

	December 31,
(in millions)	2025	2024
Investments in limited liability companies	$178	$182
Investments in limited partnerships	973	997
Surplus note	500	500
Other unaffiliated investments	364	381
Receivable for securities	5	14
Total	$2,020	$2,074
The Company utilizes the look-through approach in valuing its investments in affiliated limited partnerships that have the characteristics of real estate investments. These affiliated real estate investments had an aggregate value of $209 million and $218 million at December 31, 2025 and 2024, respectively. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in each of the respective holding company entities, if applicable.
The Company recorded impairment write-downs in joint ventures was $14 million, $9 million and $1 million during 2025, 2024 and 2023, respectively.
Net Investment Income
The following table presents the components of net investment income:

	Years ended December 31,
(in millions)	2025	2024	2023
Bonds	$1,038	$915	$860
Preferred stocks	3	1	—
Common stocks	2	1	1
Cash and short-term investments	18	41	21
Mortgage loans	189	193	200
Contract loans	8	8	8
Derivatives	125	100	(36)
Investment income from affiliates	11	15	3
Other invested assets	97	83	96
Gross investment income	1,491	1,357	1,153
Investment expenses	(38)	(33)	(30)
Net investment income	$1,453	$1,324	$1,123

28

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Net Realized and Unrealized Capital Gains (Losses)
The following table presents the components of Net realized capital gains (losses):

	Years ended December 31,
(in millions)	2025	2024	2023
Bonds	$(146)	$(31)	$(86)
Common stocks	—	—	1
Cash and short-term investments	5	(1)	2
Mortgage loans	(4)	(18)	(12)
Derivatives	(173)	5	48
Other invested assets	(11)	6	12
Realized capital gains (losses)	(329)	(39)	(35)
Federal income tax (expense) benefit	68	8	7
Net losses transferred to IMR	99	19	58
Net realized capital gains (losses)	$(162)	$(12)	$30
During 2025, 2024 and 2023, the Company recognized $8 million, $0 million and $7 million, respectively, of impairment write-downs in the fixed maturity portfolio in accordance with the impairment policy described in Note 2.
The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

	Years ended December 31,
(in millions)	2025	2024	2023
Proceeds	$1,915	$263	$513

Gross realized capital gains	$6	$3	$20
Gross realized capital losses	(142)	(28)	(102)
Net realized capital gains (losses)	$(136)	$(25)	$(82)
The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

	Years ended December 31,
(in millions)	2025	2024	2023
Bonds	$81	$(35)	$29
Mortgage loans	75	(16)	25
Derivatives	47	70	29
Other invested assets	17	(19)	(40)
Federal income tax expense	(46)	—	(9)
Net change in unrealized gains (losses) of investments	$174	$—	$34
4. ASSET-BACKED AND STRUCTURED SECURITY IMPAIRMENTS AND STRUCTURED NOTES HOLDINGS

ABS
The following table presents the ABS held by the Company at December 31, 2025 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported

Year End Total	$—	$—	$—	$—	$—
None of the structured notes held by the Company are defined as a Mortgage-Referenced Security by the IAO.

29

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

5. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending
At December 31, 2025 and 2024, the Company had no bonds loaned pursuant to the securities lending program.
Repurchase Agreements
At December 31, 2025, no bonds were subject to repurchase agreements to secure amounts borrowed by the Company. At December 31, 2024, no bonds were subject to repurchase agreements to secure amounts borrowed by the Company.
The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

December 31,
(in millions)	2025	2024
Open positions	$—	$—
30 days or less	—	—
31 to 60 days	—	—
61 to 90 days	—	—
Greater than 90 days	—	—
Subtotal	—	—
Securities collateral received	—	—
Total collateral received	$—	$—
The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2025:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. Open - No Maturity	$53	$—	$—	$—
2. Overnight	103	—	—	200
3. 2 Days to 1 Week	302	184	48	200
4. > 1 Week to 1 Month	252	—	—	—
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

b. Ending Balance
1. Open - No Maturity	$—	$—	$—	$—
2. Overnight	—	—	—	—
3. 2 Days to 1 Week	—	183	48	—
4. > 1 Week to 1 Month	—	—	—	—
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

30

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents the Company’s liability to return collateral for the year ended December 31, 2025:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. Cash (Collateral - All)	$710	$184	$48	$400
2. Securities Collateral (FV)	—	—	—	—
b. Ending Balance
1. Cash (Collateral - All)	$—	$183	$48	$—
2. Securities Collateral (FV)	—	—	—	—
The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.
The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

	December 31, 2025		December 31, 2024
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$—	$—	$—	$—
Greater than three years	—	—	—	—
Subtotal	—	—	—	—
Securities collateral received	—	—	—	—
Total collateral reinvested	$—	$—	$—	$—
The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2025:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. BACV	$—	$—	$—	$—
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	—	—	—	—

b. Ending Balance
1. BACV	$—	$216	$56	$—
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	—	182	50	—
6. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.
The following table presents the carrying value of the Company’s restricted assets:

	December 31,
(in millions)	2025	2024
On deposit with states	$16	$16
FHLB stock and collateral pledged	1,219	533
Collateral for derivatives	113	151
Other restricted assets	64	—
Total	$1,412	$700

31

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
7. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.
All derivative instruments are recognized in the financial statements. Derivatives that do not qualify for hedge accounting are accounted for at fair value and the changes in the fair value recorded in surplus as unrealized gains and losses, net of deferred taxes. Derivatives which qualify for hedge accounting are accounted at carrying value. The change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset. The value of the Company’s exchange traded futures contracts relates to the one day lag in the net cash settlement of these contracts.
The Company elected fair value hedge accounting for the hedge of a portfolio of similar assets using the “portfolio layer method”. The portfolio layer method represents a method of achieving hedge accounting that is allowed pursuant to guidance in SSAP 86.
The Company is hedging the risk of changes in the fair value of a designated specified percentage of a closed portfolio of purchased fixed-rate investment assets that is attributable to changes in a benchmark interest rate. The Company is hedging the portfolio on a partial term basis. The hedged item is the last $2.7 billion of financial assets in a closed portfolio for a 6-year period. A proportionate amount of existing interest rate swaps has been designated as the hedging instruments.
For the purposes of supporting the six-year hedge relationship, portfolio assets with a term greater than six years are assumed to be six-year assets using the partial-term hedging guidance. By electing to hedge the benchmark interest rate component of the contractual cash flows, the hedged assets will have an assumed coupon based on a six-year benchmark interest rate (i.e., SOFR). As a result, the hedged components of the different tenor assets are considered similar when performing the similar asset analysis.
A haircut of approximately 24.3% was applied to the portfolio to maintain a hedged item that is projected to always exceed the notional value of the interest rate swaps. The haircut consisted of the following components:
•Scheduled principal paydowns (approximately 7.5%)
•Anticipated annual defaults (approximately 1.2%)
•Anticipated annual sales (approximately 15.6%)
Pursuant to fair value hedge accounting, the swaps hedging the portfolio of fixed-interest investments have been reported on the same basis (i.e., amortized cost) as the hedged target. The amortized cost basis of the interest rate swaps was zero at December 31, 2025.
The Company recognized a net unrealized capital gain of $58 million in 2025, a net unrealized capital gain of $50 million in 2024 and a net unrealized capital gain of $32 million in 2023, related to derivatives that did not qualify for hedge accounting.
Net cash collateral received for derivative transactions decreased in 2025, as a result of decreases in fair values of derivatives covered by an International Swaps and Derivative Association Master Agreement (“ISDA Master Agreement”) and Credit Support Annex provisions. At December 31, 2025, the Company held $269 million of collateral for derivatives, which is invested in cash, cash equivalents and/or short-term investments.
Refer to Note 3 for disclosures related to net realized capital gains (losses).

32

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Swaps, Options and Futures
Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.
Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.
Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.
Interest Rate Risk
Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company’s interest rate hedging derivative instruments include (1) interest rate swaps and swaptions; (2) listed futures on government securities; (3) listed futures options on government securities; and (4) unlisted swaps and swaptions in U.S. Dollar Secured Overnight Financing Rate.
Currency Risk
Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.
Equity Risk
Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.
Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (“OTC”) derivatives, the Company’s net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.
For OTC contracts, the Company generally uses an ISDA Master Agreement and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or

33

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company’s admitted assets, liabilities or capital and surplus.
The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.
The following table presents the notional amounts, statement values and fair values of the Company’s derivative instruments:

	December 31, 2025			December 31, 2024
(in millions)	Contract or Notional Amount	Statement Value	Fair Value	Contract or Notional Amount	Statement Value	Fair Value
Assets:
Interest rate contracts	$—	$14	$14	$3,187	$60	$86
Foreign exchange contracts	468	36	36	1,450	100	99
Equity contracts	4,706	664	664	3,625	404	404
Derivative assets, gross	5,174	714	714	8,262	564	589
Counter party netting*	—	(427)	(427)	—	(445)	(445)
Derivative assets, net	$5,174	$287	$287	$8,262	$119	$144
Liabilities:
Interest rate contracts	$2,877	$12	$11	$6,950	$211	$69
Foreign exchange contracts	1,370	35	33	65	7	8
Equity contracts	4,711	380	380	3,491	227	227
Derivative liabilities, gross	8,958	427	424	10,506	445	304
Counter party netting*	—	(427)	(427)	—	(445)	(445)
Derivative liabilities, net	$8,958	$—	$(3)	$10,506	$—	$(141)
* Represents netting of derivative exposures covered by a qualifying master netting agreement.
The Company has a right of offset of its derivatives asset and liability positions with various counterparties. The following table presents the effect of the right of offsets:

	December 31, 2025		December 31, 2024
(in millions)	Assets	Liabilities	Assets	Liabilities
Gross amount recognized	$714	$427	$564	$445
Amount offset	(427)	(427)	(445)	(445)
Net amount presented in the Statement of Admitted
Assets, Liabilities, and Capital and Surplus	$287	$—	$119	$—

34

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
8. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company’s derivative financial instruments with concentrations of credit risk:

	December 31, 2025		December 31, 2024
(in millions)	Contract or Notional Amount	Final Maturity Date	Contract or Notional Amount	Final Maturity Date
Derivative assets:
Interest rate contracts	$—	2055	$3,187	2055
Foreign exchange contracts	468	2049	1,450	2049
Equity contracts	4,706	2026	3,625	2025
Derivative liabilities:
Interest rate contracts	2,877	2034	6,950	2052
Foreign exchange contracts	1,370	2042	65	2042
Equity contracts	4,711	2026	3,491	2025
The credit exposure to the Company’s derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.
The credit exposure to the Company’s derivative contracts aggregated $62 million and $124 million at December 31, 2025 and 2024, respectively.
9. FAIR VALUE INSTRUMENTS

Fair Value Measurements
The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.
The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.
Fair Value Hierarchy
Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:
•     Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.
•     Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

35

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
•     Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.
Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.
Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.
Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.
Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.
Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.
Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.
Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.
Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.
Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.
Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.
Valuation Methodologies of Financial Instruments Measured at Fair Value
Bonds
Bonds with NAIC 6 or 6* designations and redeemable preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. Perpetual preferred stocks are carried at fair value, not to exceed any currently effective call rate. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical

36

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.
The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer’s industry, the security’s rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.
Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.
Common Stocks (Unaffiliated)
Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.
Freestanding Derivatives
Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.
OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.
Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management’s best estimate is used.
Separate Account Assets
Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

37

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Assets and Liabilities Measured at Fair Value
The following table presents information about assets and liabilities measured at fair value:

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting*	Total
December 31, 2025
Assets at fair value:
Bonds
Issuer credit obligations	$—	$12	$—	$—	$12
Assets backed Securities	—	—	20	—	20
Total bonds	—	12	20	—	32
Preferred stock
Industrial and miscellaneous	—	—	40	—	40
Total preferred stock	—	—	40	—	40
Common stock
Industrial and miscellaneous	—	—	—	—	—
Total common stock	—	—	—	—	—
Derivative assets:
Interest rate contracts	—	14	—	—	14
Foreign exchange contracts	—	36	—	—	36
Equity contracts	6	657	1	—	664
Counterparty netting	—	—	—	(427)	(427)
Total derivative assets	6	707	1	(427)	287
Separate account assets	3,846	1,299	—	—	5,145
Total assets at fair value	$3,852	$2,018	$61	$(427)	$5,504
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$—	$12	$—	$—	$12
Foreign exchange contracts	—	16	—	—	16
Equity contracts	1	379	1	—	381
Counterparty netting	—	—	—	(427)	(427)
Total derivative liabilities	1	407	1	(427)	(18)
Total liabilities at fair value	$1	$407	$1	$(427)	$(18)

38

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting*	Total

December 31, 2024
Assets at fair value:
U.S. special revenue	$—	$—	$—	$—	$—
Industrial and miscellaneous	—	7	—	—	7
Total bonds	—	7	—	—	7
Preferred stock
Industrial and miscellaneous	—	—	40	—	40
Total preferred stock	—	—	40	—	40
Common stock
Industrial and miscellaneous	—	—	—	—	—
Total common stock	—	—	—	—	—
Derivative assets:
Interest rate contracts	—	12	41	—	53
Foreign exchange contracts	—	99	—	—	99
Equity contracts	1	404	—	—	405
Counterparty netting	—	—	—	(445)	(445)
Total derivative assets	1	515	41	(445)	112
Separate account assets	3,593	1,254	—	—	4,847
Total assets at fair value	$3,594	$1,776	$81	$(445)	$5,006
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$—	$210	$—	$—	$210
Foreign exchange contracts	—	—	—	—	—
Equity contracts	—	227	—	—	227
Counterparty netting	—	—	—	(445)	(445)
Total derivative liabilities	—	437	—	(445)	(8)
Total liabilities at fair value	$—	$437	$—	$(445)	$(8)
* Represents netting of derivative exposures covered by a qualifying master netting agreement.

39

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Changes in Level 3 Fair Value Measurements
The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

(in millions)	Bonds	Preferred Stocks	Derivative Assets	Total Assets	Derivative Liabilities
Balance, January 1, 2023	$8	$21	$14	$43	$—
Total realized/unrealized capital gains or losses:
Included in net (loss) income	(1)	—	(27)	(28)	—
Included in surplus	(5)	—	25	20	—
Purchases, issuances and settlements	—	19	27	46	—
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Balance, December 31, 2023	$2	$40	$39	$81	$—
Total realized/unrealized capital gains or losses:
Included in net (loss) income	(6)	—	(12)	(18)	—
Included in surplus	6	—	2	8	—
Purchases, issuances and settlements	(2)	—	12	10	—
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Balance, December 31, 2024	$—	$40	$41	$81	$—
Total realized/unrealized capital gains or losses:
Included in net (loss) income	—	—	35	35	—
Included in surplus	—	—	(41)	(41)	—
Purchases, issuances and settlements	—	—	(34)	(34)	(1)
Transfers into Level 3	20	—	—	20	—
Transfers out of Level 3	—	—	—	—	—
Balance, December 31, 2025	$20	$40	$1	$61	$(1)
Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.
In both 2025 and 2024, there were no transfers between Level 1 and Level 2 securities.
Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2025 and 2024 may include changes in fair value that were attributable to both observable and unobservable inputs.

40

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Quantitative Information About Level 3 Fair Value Measurements
The following table presents the Company’s quantitative information about level 3 fair value measurements at December 31, 2025:

December 31, 2025	Fair Value at December 31, 2025	Valuation Technique	Unobservable Input	Unobservable Input Range (Weighted Average)
Assets:
RMBS	$1	Discounted Cash Flow	Prepayment Speed (VPR)	6.65%-10.24% (8.05%)
			Loss severity	36.05%-63.54% (49.80%)
			Constant default rate	2.09%-3.62% (2.85%)
			Yield	5.79%-6.01% (5.90%)
Other ABS	19	Discounted Cash Flow	Yield	9.61% - 9.61% (9.61%)

41

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Gross Basis Fair Value Measurements
The following table presents the Company’s derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

(in millions)	Level 1	Level 2	Level 3	Total
December 31, 2025
Derivative assets at fair value	$6	$707	$1	$714
Derivative liabilities at fair value	(1)	(407)	(1)	(409)

December 31, 2024
Derivative assets at fair value	$1	$515	$41	$557
Derivative liabilities at fair value	—	(437)	—	(437)

Fair Value Information about Financial Instruments Not Measured at Fair Value
The following table presents the aggregate fair values of the Company’s financial instruments not measured at fair value compared to their statement values:

(in millions)	Aggregate Fair Value	Admitted Assets or Liabilities	Level 1	Level 2	Level 3
December 31, 2025
Assets:
Issuer credit obligations	$14,278	$15,818	$—	$14,126	$152
Asset-backed securities	6,203	6,192	—	3,417	2,786
Preferred stocks	1	1	—	1	—
Common stocks	32	32	—	32	—
Cash, cash equivalents
and short-term investments	451	451	422	29	—
Mortgage loans	3,586	3,713	—	—	3,586
Contract loans	124	124	—	—	124
Derivatives	(16)	(18)	—	(16)	—
Receivables for securities	5	5	—	5	—
Separate account assets	1,360	1,360	—	1,360	—
Liabilities:
Policy reserves and contractual liabilities	459	456	—	3	456
December 31, 2024
Assets:
Bonds	$18,106	$20,285	$—	$15,299	$2,807
Preferred stocks	4	4	—	4	—
Common stocks	14	14	—	14	—
Cash, cash equivalents
and short-term investments	269	269	243	26	—
Mortgage loans	3,390	3,684	—	—	3,390
Contract loans	128	128	—	—	128
Derivatives	166	—	—	166	—
Receivables for securities	14	14	—	14	—
Separate account assets	1,176	1,176	—	1,176	—
Liabilities:
Policy reserves and contractual liabilities	491	486	—	4	487
Payable for securities	2	2	—	2	—
Derivatives	—	—	—	—	—

42

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
10. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the Company’s reserves by major category:

	Years ended December 31,
(in millions)	2025	2024
Life insurance	$3,329	$3,329
Annuities (excluding supplementary contracts with life contingencies)	20,154	18,180
Supplementary contracts with life contingencies	163	162
Disability - active lives	1	1
Disability - disabled lives	44	47
Excess of VM-21 reserves over basic reserves	95	42
Deficiency reserves	210	214
Other miscellaneous reserve	864	1,017
Gross life and annuity reserves	24,860	22,992
Reinsurance ceded	(147)	(160)
Net life and annuity reserves	24,713	22,832
Accident and health reserves
Unearned premium reserves	7	8
Present value of amounts not yet due on claims	120	138
Additional contract reserves	44	44
Gross accident and health reserves	171	190
Reinsurance ceded	(13)	(14)
Net accident and health reserves	158	176
Aggregate policy reserves	$24,871	$23,008

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:
A. Individual Annuities:

	December 31, 2025
(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$3,264	$—	$—	$3,264	14.97%
b. At book value less current surrender charge of 5% or more	7,480	—	—	7,480	34.31%
c. At fair value	—	1	3,475	3,476	15.94%
d. Total with market adjustment or at fair value	10,744	1	3,475	14,220	65.22%
e. At book value without adjustment (minimal or no charge or adjustment)	4,784	—	—	4,784	21.94%
(2) Not subject to discretionary withdrawal	2,795	—	4	2,799	12.84%
(3) Total (gross: direct + assumed)	$18,323	$1	$3,479	$21,803	100.00%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net)* (3) - (4)	$18,323	$1	$3,479	$21,803
(6) Amount included in A(1)b above that will move to A(1)e in the year after statement date:	$1,711	$—	$—	$1,711

43

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

	December 31, 2024
(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$3,598	$—	$—	$3,598	17.63%
b. At book value less current surrender charge of 5% or more	5,681	—	—	5,681	27.83%
c. At fair value	—	—	3,488	3,488	17.09%
d. Total with market adjustment or at fair value	9,279	—	3,488	12,767	62.55%
e. At book value without adjustment (minimal or no charge or adjustment)	4,832	—	—	4,832	23.66%
(2) Not subject to discretionary withdrawal	2,811	—	5	2,816	13.79%
(3) Total (gross: direct + assumed)	$16,922	$—	$3,493	$20,415	100.00%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net)* (3) - (4)	$16,922	$—	$3,493	$20,415
(6) Amount included in A(1)b above that will move to A(1)e in the year after statement date:	$1,502	$—	$—	$1,502
* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

B. Group Annuities:

	December 31, 2025
(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$—	$—	$—	$—	0.01
b. At book value less current surrender charge of 5% or more	—	—	—	—	—%
c. At fair value	—	3	1,583	1,586	32.31%
d. Total with market adjustment or at fair value	—	3	1,583	1,586	32.32%
e. At book value without adjustment (minimal or no charge or adjustment)	1,024	—	—	1,024	20.86%
(2) Not subject to discretionary withdrawal	969	1,329	—	2,298	46.82%
(3) Total (gross: direct + assumed)	$1,993	$1,332	$1,583	$4,908	100.00%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net)* (3) - (4)	$1,993	$1,332	$1,583	$4,908
(6) Amount included in B(1)b above that will move to B(1)e in the year after statement date:	$—	$—	$—	$—

	December 31, 2024
(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—%
c. At fair value	—	—	1,260	1,260	32.86%
d. Total with market adjustment or at fair value	—	—	1,260	1,260	32.86%
e. At book value without adjustment (minimal or no charge or adjustment)	401	—	—	401	10.47%
(2) Not subject to discretionary withdrawal	1,022	1,151	—	2,173	56.67%
(3) Total (gross: direct + assumed)	$1,423	$1,151	$1,260	$3,834	100.00%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net)* (3) - (4)	$1,423	$1,151	$1,260	$3,834
(6) Amount included in B(1)b above that will move to B(1)e in the year after statement date:	$—	$—	$—	$—
* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

44

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
C. Deposit-Type Contracts (no life contingencies):

December 31, 2025
(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—%
c. At fair value	—	—	—	—	—%
d. Total with market adjustment or at fair value	—	—	—	—	—%
e. At book value without adjustment (minimal or no charge or adjustment)	—	—	—	—	—%
(2) Not subject to discretionary withdrawal	1,029	—	2	1,031	100.00%
(3) Total (gross: direct + assumed)	$1,029	$—	$2	$1,031	100.00%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net)* (3) - (4)	$1,029	$—	$2	$1,031
(6) Amount included in C(1)b above that will move to C(1)e in the year after statement date:	$—	$—	$—	$—

	December 31, 2024
(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—%
c. At fair value	—	—	—	—	—%
d. Total with market adjustment or at fair value	—	—	—	—	—%
e. At book value without adjustment (minimal or no charge or adjustment)	19	—	—	19	2.90%
(2) Not subject to discretionary withdrawal	635	—	1	636	97.10%
(3) Total (gross: direct + assumed)	$654	$—	$1	$655	100.00%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net)* (3) - (4)	$654	$—	$1	$655
(6) Amount included in C(1)b above that will move to C(1)e in the year after statement date:	$—	$—	$—	$—
* Represents annuity reserves reported in separate accounts liabilities.

45

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2025:

	December 31, 2025
	General Account			Separate Account - Nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
A. Subject to discretionary withdrawal,
surrender values, or policy loans:
(1) Term policies with cash value	$—	$9	$21	$—	$—	$—
(2) Universal life	1,015	1,014	1,114	—	—	—
(3) Universal life with secondary guarantees	126	122	771	—	—	—
(4) Indexed universal life	9	9	9	—	—	—
(5) Indexed universal life with secondary guarantees	76	52	90	—	—	—
(6) Indexed life	—	—	—	—	—	—
(7) Other permanent cash value life insurance	59	330	368	13	13	13
(8) Variable life	—	—	—	—	—	—
(9) Variable universal life	2	2	2	15	15	15
(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal
or no cash values
(1) Term policies without cash value	XXX	XXX	$953	XXX	XXX	$—
(2) Accidental death benefits	XXX	XXX	—	XXX	XXX	—
(3) Disability - active lives	XXX	XXX	1	XXX	XXX	—
(4) Disability - disabled lives	XXX	XXX	44	XXX	XXX	—
(5) Miscellaneous reserves	XXX	XXX	272	XXX	XXX	—
C. Total (gross: direct + assumed)	$1,287	$1,538	$3,645	$28	$28	$28
D. Reinsurance ceded	35	42	147	—	—	—
E. Total (net) (C) - (D)	$1,252	$1,496	$3,498	$28	$28	$28

46

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2024:

	December 31, 2024
	General Account			Separate Account - Nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
A. Subject to discretionary withdrawal,
surrender values, or policy loans:
(1) Term policies with cash value	$—	$10	$23	$—	$—	$—
(2) Universal life	1,053	1,050	1,153	—	—	—
(3) Universal life with secondary guarantees	130	124	747	—	—	—
(4) Indexed universal life	7	6	7	—	—	—
(5) Indexed universal life with secondary guarantees	63	43	77	—	—	—
(6) Indexed life	—	—	—	—	—	—
(7) Other permanent cash value life insurance	57	335	375	12	12	12
(8) Variable life	—	—	—	—	—	—
(9) Variable universal life	1	1	1	14	14	14
(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal
or no cash values
(1) Term policies without cash value	XXX	XXX	$947	XXX	XXX	$—
(2) Accidental death benefits	XXX	XXX	—	XXX	XXX	—
(3) Disability - active lives	XXX	XXX	1	XXX	XXX	—
(4) Disability - disabled lives	XXX	XXX	47	XXX	XXX	—
(5) Miscellaneous reserves	XXX	XXX	279	XXX	XXX	—
C. Total (gross: direct + assumed)	$1,311	$1,569	$3,657	$26	$26	$26
D. Reinsurance ceded	37	45	160	—	—	—
E. Total (net) (C) - (D)	$1,274	$1,524	$3,497	$26	$26	$26
11. SEPARATE ACCOUNTS

Separate Accounts
The separate accounts held by the Company consist primarily of variable life insurance policies and variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate accounts. The net investment experience of the separate accounts is credited directly to the policyholder and can be positive or negative.
Certain separate accounts relate to pension risk transfer annuities and registered index-linked annuity contracts in which the assets are carried at amortized cost.
The Company does not engage in securities lending transactions within the separate accounts.
In accordance with the products/transactions recorded within the separate accounts, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

47

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents separate account assets by product or transaction:

	December 31, 2025		December 31, 2024
(in millions)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable annuity products	$5,118	$—	$4,846	$—
Variable universal life products	28	—	26	—
Pension risk transfer annuities	1,359	—	1,151	—
Total	$6,505	$—	$6,023	$—
Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.
If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2025 and 2024 is $31 million and $39 million, respectively.
There was no separate account business seed money at December 31, 2025 and 2024.
The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

(in millions)	Risk Charge paid by the Separate Account	Guarantees Paid by the General Account
2025	$55	$—
2024	45	1
2023	55	2
2022	63	2
2021	53	1

48

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents information regarding the separate accounts:

(in millions)	Indexed	Non-indexed guarantee less than or equal to 4%	Non-indexed guarantee more than 4%	Non-guaranteed separate accounts	Total
December 31, 2025
Premiums, considerations or deposits	$5	$—	$—	$600	$605
Reserves for accounts with assets at:
Market value	$—	$—	$—	$5,092	$5,092
Amortized cost	4	1,329	—	—	1,333
Total reserves	$4	$1,329	$—	$5,092	$6,425
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$4	$1,329	$—	$—	$1,333
At market value	—	—	—	5,086	5,086
Subtotal	4	1,329	—	5,086	6,419
Not subject to discretionary withdrawal	—	—	—	6	6
Total reserves	$4	$1,329	$—	$5,092	$6,425
December 31, 2024
Premiums, considerations or deposits	$—	$—	$—	$230	$230
Reserves for accounts with assets at:
Market value	$—	$—	$—	$4,780	$4,780
Amortized cost	—	1,151	—	—	1,151
Total reserves	$—	$1,151	$—	$4,780	$5,931
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$—	$1,151	$—	$—	$1,151
At market value	—	—	—	4,774	4,774
Subtotal	—	1,151	—	4,774	5,925
Not subject to discretionary withdrawal	—	—	—	6	6
Total reserves	$—	$1,151	$—	$4,780	$5,931
December 31, 2023
Premiums, considerations or deposits	$—	$—	$—	$267	$267
Reserves for accounts with assets at:
Market value	$—	$—	$—	$4,530	$4,530
Amortized cost	—	1,128	—	—	1,128
Total reserves	$—	$1,128	$—	$4,530	$5,658
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$—	$1,128	$—	$—	$1,128
At market value	—	—	—	4,528	4,528
Subtotal	—	1,128	—	4,528	5,656
Not subject to discretionary withdrawal	—	—	—	2	2
Total reserves	$—	$1,128	$—	$4,530	$5,658

Reconciliation of Net Transfers to or from Separate Accounts
The following table presents a reconciliation of the net transfers to (from) separate accounts:

	Years Ended December 31,
(in millions)	2025	2024	2023
Transfers to separate accounts	$604	$230	$267
Transfers from separate accounts	(559)	(501)	(327)
Net transfers to (from) separate accounts	45	(271)	(60)
Reconciling adjustments:
Reinsurance agreement with VALIC	3	—	—
Total reconciling adjustments	3	—	—
Transfers as reported in the Statutory Statements of Operations	$48	$(271)	$(60)

49

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
12. PARTICIPATING POLICY CONTRACTS

Participating policy contracts entitle a policyholder to share in earnings through dividend payments. These contracts represented 0.0 percent, 0.0 percent and 3.4 percent of gross insurance in-force at December 31, 2025, 2024 and 2023, respectively. Policyholder dividends for the years ended December 31, 2025, 2024 and 2023 were immaterial.
13. PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

The following table presents the deferred and uncollected insurance premiums and annuity consideration (before deduction for amounts non-admitted):

	December 31, 2025		December 31, 2024
(in millions)	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	1	1	1	1
Ordinary renewal	14	43	16	52
Group life	(1)	(1)	(1)	(1)
Total	$14	$43	$16	$52
14. REINSURANCE

In the ordinary course of business, the Company utilizes internal and third-party reinsurance transactions to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. Reinsurance agreements do not relieve the Company of its direct obligations to insureds and beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. In addition, the Company assumes reinsurance from other insurance companies.
Reinsurance premiums assumed were $1.6 billion in 2025, and were immaterial in 2024 and 2023. Reinsurance premiums ceded in 2025, 2024 and 2023 were $103 million, $133 million and $152 million, respectively. Additionally, reserves on reinsurance assumed were $621 million at December 31, 2025 and were immaterial at December 31, 2024. The reserve credit taken on reinsurance ceded was $160 million and $174 million at December 31, 2025 and 2024, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2025 and 2024, the Company’s reinsurance recoverables were $60 million and $31 million, respectively.
As of December 31, 2025 and 2024, $4.1 billion and $4.4 billion of the Company’s reserves representing a mix of run-off life and annuity risks were ceded to Fortitude Reinsurance Company Ltd. (“Fortitude Re”) under modified coinsurance agreements.
Affiliate Reinsurance Treaties
Effective March 31, 2025, the Company executed an indemnity combination coinsurance and modified coinsurance agreement with its affiliate, VALIC, covering certain of VALIC’s variable annuity products reinsured under the agreement. The impact of the agreement on first quarter 2025 is below. In 2025, the agreement decreased the Company’s pre-tax earnings by $36 million.

50

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The impact of the VALIC Agreement at inception on March 31, 2025 is below:

(in millions)
Increase (Decrease)

Summary of Operations
Premiums and annuity considerations	$1,558
Total revenue	1,558

Increase in aggregate reserves for life contracts	713
Modco reserve adjustment assumed	845
Total benefits and expenses	1,558

Net gain from operations before federal income taxes	—

The Company has a coinsurance/modified coinsurance agreement (the “Co/Modco Agreement”) with Corebridge Bermuda. Under the Co/Modco Agreement, Corebridge Bermuda reinsures a 90 percent quota share of the Company’s net liability on term life contracts issued by the Company with issue dates on or after March 1, 2002 through August 1, 2009. Corebridge Bermuda is a Bermuda licensed insurer but is not accredited as a reinsurer in the State of New York. At December 31, 2025 and 2024, the Company did not report any liabilities for unauthorized reinsurance, as the coinsurance reserves ($76 million and $84 million, respectively) ceded to Corebridge Bermuda were fully secured by a letter of credit. The letter of credit, secured by Corebridge Bermuda for the benefit of the Company, contain applicable provisions required by NAIC SAP and are subject to reimbursement by Corebridge in the event of a drawdown. In addition, there are certain terms and conditions regarding events of default, which if triggered by future events, would require the Company to pursue a variety of remedies to preserve the amount of the reserve credit. Pursuant to the modified coinsurance portion of the Co/Modco Agreement, the Company does not record a reserve credit since it retains, controls, and owns all assets held in relation to the modified coinsurance reserve.
The Co/Modco Agreement decreased the Company’s pre-tax earnings by $52 million, $51 million and $56 million in 2025, 2024 and 2023, respectively. The agreement is unlimited in duration, but was amended to terminate for new business issued on and after August 1, 2009.
15. FEDERAL INCOME TAXES

Recent U.S. Tax Law Changes
The Inflation Reduction Act of 2022 (H.R. 5376), (the “Inflation Reduction Act”) includes a 15% CAMT on adjusted financial statement income for corporations with average profits over $1 billion over a three-year period and a 1% stock buyback tax. In 2024, the U.S. Treasury and Internal Revenue Service (“IRS”) published proposed regulations with respect to the CAMT. On September 30, 2025, the IRS issued Notice 2025-46 and Notice 2025-49 which provide favorable interim guidance on tax consolidations. These Notices provide an option to calculate the Company’s CAMT liability based on the consolidated tax group while subject to the waiting period, as well as certain other matters that do not have a significant impact on the Company. The Company’s estimated CAMT liability will continue to be refined based on future guidance.
The AGC Life consolidated federal income tax return group, of which the Company is a member, has determined that as of the reporting date it is an applicable reporting entity for the CAMT.
The One Big Beautiful Bill Act (H.R. 1) (“OBBB”) was signed into law on July 4, 2025. The tax provisions of the OBBB are not expected to have a material impact on the Company’s financial results.

51

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents the components of the net deferred tax assets and liabilities:

	December 31, 2025			December 31, 2024			Change
(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$754	$43	$797	$717	$130	$847	$37	$(87)	$(50)
Statutory valuation allowance adjustment	—	29	29	—	19	19	—	10	10
Adjusted gross DTA	754	14	768	717	111	828	37	(97)	(60)
DTA non-admitted	550	14	564	515	111	626	35	(97)	(62)
Net admitted DTA	204	—	204	202	—	202	2	—	2
DTL	15	—	15	15	—	15	—	—	—
Total	$189	$—	$189	$187	$—	$187	$2	$—	$2
The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:

	December 31, 2025			December 31, 2024			Change
(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission calculation components
SSAP 101
Federal income taxes paid in prior years recoverable through loss carry backs	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding amount of DTA from above) after application of the threshold limitation	189	—	189	187	—	187	2	—	2
1. Adjusted gross DTA expected to be realized following the reporting date	189	—	189	187	—	187	2	—	2
2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	371	XXX	XXX	361	XXX	XXX	10
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	15	—	15	15	—	15	—	—	—
DTA admitted as the result of application of SSAP 101	$204	$—	$204	$202	$—	$202	$2	$—	$2
The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

	Years Ended December 31,
($ in millions)	2025	2024
Ratio percentage used to determine recovery period and threshold limitation amount	980%	1,018%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation amount	$2,475	$2,410
The Company has no tax planning strategies used in the determination of adjusted gross DTA’s or net admitted DTA’s.
The Company’s tax planning strategy does not include the use of reinsurance.
The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

52

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

	Years Ended December 31,
(in millions)	2025	2024	2023
Current income tax expense
Federal	$38	$107	$46
Federal income tax on net capital gains (losses)	(69)	(8)	(7)
Federal income tax incurred	(31)	99	39

	Years Ended December 31,
(in millions)	2025	2024	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$507	$522	$(15)
Investments	77	27	50
Deferred acquisition costs	140	158	(18)
Fixed assets	4	5	(1)
Net operating loss carry forward	—	—	—
Tax credit carryforward	—	—	—
Other (including items less than 5% of total ordinary tax assets)	26	5	21
Subtotal	754	717	37
Non-admitted	550	515	35
Admitted ordinary deferred tax assets	204	202	2
Capital:
Investments	16	130	(114)
Net capital loss carry-forward	27	—	27
Real Estate	—	—	—
Subtotal	43	130	(87)
Statutory valuation allowance adjustment	29	19	10
Non-admitted	14	111	(97)
Admitted capital deferred tax assets	—	—	—
Admitted deferred tax assets	204	202	2
Deferred tax liabilities:
Ordinary:
Deferred and uncollected premium	15	15	—
Policyholder reserves	—	—	—
Deferred tax liabilities	15	15	—
Net deferred tax assets	$189	$187	$2

53

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

	Years Ended December 31,
(in millions)	2025	2024	Change
Total adjusted deferred tax assets	$769	$828	$(59)
Total deferred tax liabilities	15	15	—
Net adjusted deferred tax assets	$754	$813	(59)
Tax effect of unrealized gains (losses)			46
Change in net deferred income tax			$(13)
The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

	December 31, 2025		December 31, 2024		December 31, 2023
(in millions)	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
Income tax expense at applicable rate	$(1)	21.0%	$63	21.0%	$136	21.0%
Change in valuation adjustment	10	(178.8)	(4)	(1.3)	(6)	(1.0)
Surplus adjustments	(1)	8.1	1	0.3	(2)	(0.4)
Prior year return true-ups and adjustments	(2)	57.4	(2)	(1.0)	(5)	(0.8)
Amortization of interest maintenance reserve	(21)	378.7	(6)	(1.9)	(15)	(2.3)
Change in non-admitted assets	(1)	0.1	4	1.5	(3)	(0.4)
Dividend received deduction	(2)	41.2	(2)	(0.6)	(2)	(0.3)
Other permanent adjustments	—	—	—	—	(1)	(0.1)
Statutory income tax expense (benefit)	$(18)	327.7%	$54	18.0%	$102	15.7%

Federal income taxes incurred	$(31)	551.2%	$99	32.9%	$38	5.9%
Change in net deferred income taxes	13	(223.5)	(45)	(14.9)	64	9.8
Total statutory income taxes	$(18)	327.7%	$54	18.0%	$102	15.7%
At December 31, 2025, the Company had no foreign tax credit carryforwards.
At December 31, 2025, the Company had no U.S. federal operating loss carryforwards.
At December 31, 2025, the Company has the following capital loss carryforwards (in millions).

Year Expires	Amount
2030	$27
Total	$27
At December 31, 2025, the Company had no general business credit carryforwards.
At December 31, 2025, the Company had no alternative minimum tax credits.
At December 31, 2025, the Company had no CAMT credits.

54

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents income tax incurred that is available for recoupment in the event of future net losses:

(in millions)
December 31,	Capital
2023	—
2024	—
2025	—
Total	—
In general, realization of DTAs depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its ability to realize DTAs of $797 million and concluded that a $29 million valuation allowance was required at December 31, 2025. The Company concluded that a $19 million valuation allowance was required on the DTAs of $847 million at December 31, 2024.
The Company had no deposits admitted under Internal Revenue Code Section 6603.
The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

Years Ended December 31,
(in millions)	2025	2024
Gross unrecognized tax benefits at beginning of year	$—	$—
Increases in tax position for prior years	—	—
Decreases in tax position for prior years	—	—
Gross unrecognized tax benefits at end of year	$—	$—
At December 31, 2025 and 2024, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $0.1 million and $(0.1) million, respectively.
Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At both December 31, 2025 and 2024, the Company had no accrued liabilities for the payment of interest (net of the federal benefit) and penalties. In 2025 and 2024, the Company did not recognize any expense of interest (net of the federal benefit) and penalties.
The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2025, such proposed adjustments would not have resulted in a material change to the Company’s financial condition, although it is possible that the effect could be material to the Company’s results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.
The Company is currently under IRS examinations for the taxable years 2011-2019 and engaging in the IRS Appeals process in regard to years 2007-2010. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company's taxable years 2007-2024 remain subject to examination by major tax jurisdictions.
The Company is not subject to the repatriation transition tax for the year ended December 31, 2025.
The Company joined with AGC Life, AGL, VALIC and Corebridge Bermuda in filing a consolidated life company federal income tax return.
The Company has a written agreement with AGC Life, under which each subsidiary agrees to pay the parent company an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's

55

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
separate return tax liability over the allocated consolidated tax liability. AGC Life agrees to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary, but which are used by other members of the consolidated group.
The Company may be charged with a portion of CAMT incurred by the AGC Life consolidated group (or credited with a portion of the consolidated group’s CAMT credit utilization).
16. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer’s statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer’s RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer’s size, but also on the risk profile of the insurer’s operations. At December 31, 2025, the Company exceeded RBC requirements that would require any regulatory action.
The Company is subject to New York Insurance Law (“NYIL”), which imposes certain restrictions on shareholder dividends and has two different standards for determination of ordinary dividends (Sections 4207(a)(2) and 4207(a)(3)). Under Section 4207(a)(2), the maximum amount of dividends that can be paid by New York domiciled life insurance companies out of earned surplus without prior notice to the NYDFS in a calendar year is the greater of (1) 10 percent of surplus as regards policyholders as of the immediately preceding calendar year or (2) the net gain from operations of the Company for the immediately preceding calendar year. Section 4207(a)(2) further provides that an insurer may not distribute an ordinary dividend in the calendar year immediately following a calendar year in which the insurer’s net gain from operations, not including realized capital gains, was negative, without the approval of the NYDFS Superintendent. Under Section 4207(a)(3), the maximum amount of dividends that can be paid by New York domiciled life insurance companies without prior approval of the NYDFS in a calendar year is the lessor of (1) 10 percent of surplus as regards policyholders as of the immediately preceding calendar year or (2) the net gain from operations of the Company for the immediately preceding calendar year. Based on current management estimates, the Company would elect the standard under NYIL Section 4207(a)(2). The maximum amount of dividends that the Company may pay to AGC Life (as immediate parent company) without prior approval of the NYDFS in 2026 is $187 million, subject to availability of earned surplus.
Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2025, 2024 and 2023:

Date	Type	Cash or Non-cash	Amount (in millions)
2025
March 28, 2025	Ordinary	Cash	$213

2024
March 25, 2024	Ordinary	Cash	320

2023
—	—	—	—

56

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
17. RETIREMENT AND SHARE-BASED AND DEFERRED COMPENSATION

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.
Employee Retirement and Postretirement Benefit Plans
Corebridge provides post-employment medical and life benefits for certain retired employees. The Company receives an allocation of the Company’s share of expenses based on estimated claims less contributions from participants.
The following table presents information about employee-related costs (expense credits):

	Years Ended December 31,
(in millions)	2025	2024	2023
Defined benefit plans	$—	$—	$1
Defined Contribution Plan
The Company’s employees participate in the Corebridge Financial Inc. Retirement Savings 401(k) Plan (“401(k) plan”), a qualified defined contribution plan that provides for pre-tax salary contributions by its US employees, as well as an employer contribution. The 401(k) plan provides pre-tax salary reduction contributions by its U.S. employees. Employer matching contributions of 100 percent are made on the first six percent of participant contributions, subject to IRS-imposed limitations, and an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant’s annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations. The Company’s pre-tax expense associated with this plan was $3 million, $3 million and $3 million in 2025, 2024 and 2023, respectively.
Share-based and Deferred Compensation Plans
The Company’s employees participate in several stock compensation programs under the Corebridge Financial, Inc. Long-term Incentive Plan (each as applicable, the “LTIP”), which are governed by the Corebridge Financial, Inc. 2022 Omnibus Incentive Plan, as amended and restated on February 16, 2023, (the “2022 Plan”, together with the LTIP, the “Corebridge Plans”). Corebridge’s LTIP provides for an annual award to certain employees, including senior executive officers and other highly compensated employees, that may comprise a combination of one or more of the following units: performance share units (“PSUs”), restricted stock units (“RSUs”) or stock options.PSUs are earned based on Corebridge achieving specified performance goals at the end of a three-year performance period. RSUs and stock options are earned based solely on continued service by the participant and vesting occurs in three equal installments on the first, second and third anniversaries of the grant date.
The Company recognized compensation expenses of $4 million, $3 million and $0 million for the years ending December 31, 2025, 2024 and 2023, respectively, on the grant date of the awards.
18. DEBT

The Company is a member of the Federal Home Loan Bank (“FHLB”) of New York. Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company’s ownership in the FHLB stock is reported as common stock. Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company’s obligations under agreements entered into with the FHLB.
Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws.
The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company’s liability under advances borrowed.

57

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents the aggregate carrying value of stock held with the FHLB of New York and the classification of the stock:

	December 31,
(in millions)	2025	2024
Membership stock - Class B	$8	$8
Activity stock	23	$6
Total	$31	$14
Actual or estimated borrowing capacity as determined by the insurer	$837	$802
The Company did not hold any Class A at December 31, 2025 or 2024.
The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

	December 31, 2025		December 31, 2024
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Amount pledged	$1,219	$1,160	$533	$471
Maximum amount pledged during reporting period	1,363	1,259	577	512
The Company’s borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.
The following table presents the outstanding funding agreements and maximum borrowings from the FHLB:

	December 31,
(in millions)	2025	2024
Amount outstanding	$525	$146
Maximum amount borrowed during reporting period	$548	$240
While the funding agreements are presented herein to show all amounts received from FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company’s intent is to earn a spread and not to fund operations. The Company had no debt outstanding with the FHLB at December 31, 2025 or 2024.
The following table reflects the principal amounts of the funding agreements issued to the FHLB:

(in millions)
Funding Agreements	Date Issued	Amounts
5-year fixed rate	March 25, 2025	$525
19. COMMITMENTS AND CONTINGENCIES

Commitments
The Company had commitments to provide funding to various limited partnerships totaling $438 million and $369 million at December 31, 2025 and 2024, respectively. The commitments to invest in limited partnerships and other funds may be called at the discretion of each fund, as needed and subject to the provisions of such fund’s governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund.
At December 31, 2025 and 2024, the Company had $124 million and $185 million, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans.
The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, future minimum rental commitments, and rental expense under operating leases are not material.

58

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Contingencies
Legal Matters
Various lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company’s financial position, results of operations or cash flows.
Regulatory Matters
Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations, and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations, or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.
Other Contingencies
All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments (“GFA”) when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future GFA, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.
The Company accrued $2 million at December 31, 2025 and $2 million at December 31, 2024, for GFA. The Company has recorded receivables of $699 thousand and $632 thousand at December 31, 2025 and 2024, respectively, for expected recoveries against the payment of future premium taxes.
20. RELATED PARTY TRANSACTIONS

Affiliate Transactions
See Note 14 for details of affiliate reinsurance transactions.
On October 28, 2024, the Company and its affiliate, AGL, executed a Surplus Note Agreement, pursuant to which the Company purchased a $500 million surplus note issued by AGL. The surplus note pays interest of 5.725% per annum and has a maturity date of October 28, 2027.
During the year ended December 31, 2025, the Company purchased and sold securities, at fair market value, from or to one or more of its affiliates in the ordinary course of business.
At December 31, 2025, the Company's unfunded capital commitment to US Fund I, US Fund II, US Fund III, US Fund IV, US Fund V Europe Fund I and Europe Fund II (which are managed by an affiliate) were approximately $21 million, $14.2 million, $8.3 million, $14.9 million, $75 million, $7.2 million and $14.2 million respectively.
At December 31, 2024, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, US Fund IV, Europe Fund I and Europe Fund II (which are managed by an affiliate) were approximately $21.6 million, $14.2 million, $10.7 million, $23 million, $6.7 million and $17.1 million, respectively.

59

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
Financing Agreements
The Company and certain of its affiliates have a revolving loan facility with Corebridge, pursuant to which the Company and each such affiliate can, on a several basis, borrow monies from Corebridge (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500 million.
At both December 31, 2025 and 2024, the Company did not have a balance outstanding under this facility.
Investments in Subsidiary, Controlled and Affiliated Entities
The following table presents information regarding the Company’s investments in non-insurance SCA entities as of December 31, 2025:

(in millions)	Gross Amount	Non-admitted Amount	Admitted Asset Amount	Date of NAIC Filing
Corebridge U.S. Real Estate Fund V (A), LP	$(1)	$—	$(1)	NA
Corebridge REI LB Southeast Industrial Joint Venture, LP.	56	—	56	NA
Bayshore PII Company LLC	3	—	3	NA
Corebridge Europe Real Estate Fund II LR Feeder, LLC	38	—	38	NA
Corebridge Deco Fund II, LLC	122	—	122	NA
Branch Retail Partners II, LP.	1	—	1	NA
GRE LB Industrial Joint Venture II, LP	4	—	4	NA
Corebridge U.S. Real Estate Fund IV Development Sidecar LP	13	—	13	NA
Gull Holding Company, LLC	4	—	4	NA
Corebridge U.S. Real Estate Fund IV, LP	38	—	38	NA
Bayshore Shopping Center JV LLC	4	—	4	NA
Corebridge U.S. Real Estate Fund I, LP	6	—	6	NA
Corebridge U.S. Real Estate Fund III, LP	13	—	13	NA
Corebridge U.S. LT Apartments JV, LP.	18	—	18	NA
Corebridge U.S. Real Estate Fund II, LP	13	—	13	NA
Corebridge Europe Real Estate Fund I S.C.SP	2	—	2	NA
Total	$334	$—	$334

60

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
The following table presents information regarding the Company’s investments in non-insurance SCA entities as of December 31, 2024:

(in millions)	Gross Amount	Non-admitted Amount	Admitted Asset Amount	Date of NAIC Filing
Corebridge REI LB Southeast Industrial Joint Venture, LP.	$55	$—	$55	NA
Corebridge Europe Real Estate Fund II LR Feeder, LLC	30	—	30	NA
Corebridge Deco Fund II, LLC	131	—	131	NA
Branch Retail Partners II, LP	(1)	—	(1)	NA
GRE LB Industrial Joint Venture II, LP	5	—	5	NA
Corebridge U.S. Real Estate Fund IV Development Sidecar LP	12	—	12	NA
Corebridge U.S. Real Estate Fund IV, LP	43	—	43	NA
Bayshore Shopping Center JV LLC	6	—	6	NA
Corebridge U.S. Real Estate Fund I, LP	10	—	10	NA
Corebridge U.S. Real Estate Fund III, LP	18	—	18	NA
Corebridge U.S. LT Apartments JV, LP	18	—	18	NA
Corebridge U.S. Real Estate Fund II, LP	18	—	18	NA
Corebridge Europe Real Estate Fund I S.C.SP	2	—	2	NA
Bayshore PII Company LLC	3	—	3	NA
Total	$350	$—	$350
Operating Agreements
The Company had investments in a Liquidity Pool in which funds were managed by an affiliate, Corebridge Institutional Investments, LLC (formerly known as AIG Asset Management (U.S.), LLC), in the amount of $240 million at December 31, 2023.
Pursuant to service and expense agreements, Corebridge and affiliates provide, or cause to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to Corebridge or the affiliate providing the service. The Company was charged $138 million, $131 million and $112 million under such agreements in 2025, 2024 and 2023, respectively.
Pursuant to an amended and restated investment advisory agreement, certain of the Company’s invested assets are managed by an affiliate. The investment management fees incurred were $23 million, $20 million and $23 million in 2025, 2024 and 2023, respectively.
21. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. The Company has evaluated subsequent events through April 17, 2026, the date the financial statements were issued.
On June 25, 2025, the Company entered into a Master Transaction Agreement (the “Agreement”) with Corporate Solutions Life Reinsurance Company, an Iowa-domiciled insurance company (the “VA Reinsurer”), pursuant to which, among other things, subject to the terms and conditions thereof, at the applicable closing of the transactions contemplated thereby, the Company and the VA Reinsurer will enter into a coinsurance and modified coinsurance agreement (the “VA Reinsurance Agreement”). Under the terms of the VA Reinsurance Agreement, the Company will

61

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)
cede to the VA Reinsurer 100% of the applicable reinsured liabilities with respect to in-force individual retirement variable annuity contracts issued prior to the effective time of the VA Reinsurance Agreement. The closing of the VA Reinsurance Agreement occurred on January 2, 2026. As of January 2, 2026, the Company transferred to the VA Reinsurer $192 million of assets primarily consisting of bonds supporting the general account liabilities, net of a ceding commission. Additionally, $3.5 billion of separate account liabilities were ceded under the modco portion of the agreement.
On March 26, 2026, Corebridge Financial, Inc. and Equitable Holdings, Inc. announced that they have entered into a definitive agreement to combine in an all-stock merger. The transaction is expected to close by year-end 2026, subject to customary closing conditions, including the receipt of required regulatory approvals and approval of shareholders of both Corebridge and Equitable.
The Company paid an ordinary cash dividend of $223.5 million to AGC Life on March 26, 2026.

62

Supplemental Information

The accompanying supplemental schedules and interrogatories present selected statutory financial data as of December 31, 2025 and for the year then ended for purposes of complying with the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual. They agree to or are included in the amounts reported in the Company’s 2025 Statutory Annual Statement as filed with the New York Department of Financial Services. Captions not presented as not applicable to the Company.

63

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA
DECEMBER 31, 2025
(in millions)

Investment income earned:
Government bonds	$—
Other bonds (unaffiliated)	1,038
Bonds of affiliates	—
Preferred stocks (unaffiliated)	3
Common stocks (unaffiliated)	2
Common stocks of affiliates	—
Cash and short-term investments	18
Mortgage loans	189
Real estate	—
Contract loans	8
Other invested assets	111
Derivative instruments	125
Miscellaneous income	(3)
Gross investment income	$1,491

Real estate owned - book value less encumbrances	$—

Mortgage loans - book value:
Commercial mortgages	$3,120
Residential mortgages	558
Mezzanine loans	78
Affiliated residential mortgages	—
Total mortgage loans	$3,756

Mortgage loans by standing - book value:
Good standing	$3,632
Good standing with restructured terms	85
Interest overdue more than 90 days, not in foreclosure	3
Foreclosure in process	36
Total mortgage loans	$3,756

Partnerships - statement value	$2,015

Bonds and stocks of parents, subsidiaries and affiliates - statement value:
Bonds	$—
Common stocks	—

Bonds, short-term and cash equivalent bond investments by class and maturity:
Bonds, short-term and cash equivalent bond investments by maturity - statement value:
Due within one year or less	$1,401
Over 1 year through 5 years	7,078
Over 5 years through 10 years	5,440
Over 10 years through 20 years	3,402
Over 20 years	4,721
Total maturity	$22,042

Bonds, short-term and cash equivalent bond investments by class - statement value:
Class 1	$12,592
Class 2	8,561
Class 3	654
Class 4	176
Class 5	28
Class 6	31
Total by class	$22,042

Total bonds, short-term and cash equivalent bond investments publicly traded	$10,593
Total bonds, short-term and cash equivalent bond investments privately traded	11,449

Preferred stocks - statement value	$41
Common stocks - market value	32
Short-term investments - book value	—
Cash equivalents - book value	29
Options, caps and floors owned - statement value	278
Collar, swap and forward agreements open - statement value	3
Futures contracts open - current value	5
Cash on deposit	422

64

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA (Continued)
DECEMBER 31, 2025
(in millions)

Life insurance in-force:
Ordinary	$75,007
Credit	9
Group	750

Amount of accidental death insurance in-force under ordinary policies	186

Life insurance policies with disability provisions in-force:
Ordinary	4,142
Group life	17

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	83
Income payable	22

Ordinary - involving life contingencies:
Amount on deposit	163
Income payable	25

Group - not involving life contingencies:
Amount on deposit	2
Income Payable	2

Annuities:
Ordinary:
Immediate - amount of income payable	$231
Deferred, fully paid - account balance	12,762
Deferred, not fully paid - account balance	6,131

Group:
Amount of income payable	162
Fully paid - account balance	910
Not fully paid - account balance	350

Accident and health insurance - premiums in-force:
Other	$1
Group	17
Credit	—

Deposit funds and dividend accumulations:
Deposit funds - account balance	$525
Dividend accumulations - account balance	15

Claim payments in 2025
Group accident & health:
2025	$1
2024	7
2023	18
2022	13
2021	13
Prior	705

Other accident & health:
2025	(1)
2024	(1)
2023	1
2022	2
2021	1
Prior	(2)

65

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES
DECEMBER 31, 2025
(in millions)

1. The Company’s total admitted assets as of December 31, 2025 are $36.0 billion.
The Company’s total admitted assets, excluding separate accounts, as of December 31, 2025 are $29.5 billion.
2. Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Senior Direct Lending Program LLC	BONDS	$478	1.60%
b.	Carlyle Group	OIA	209	0.70
c.	Corebridge Global Real Estate Investment Corp	OIA	189	0.60
d.	KPMG LLP	BONDS	129	0.40
e.	Citigroup Inc.	BONDS	112	0.40
f.	Compass Datacenters Issuer III, LLC and Compass Datacenters Canada Issuer III LP	BONDS	108	0.40
g.	Morgan Stanley	BONDS	103	0.30
h.	Duke Energy Corporation	BONDS	97	0.30
i.	Comcast Corporation	BONDS	97	0.30
j.	HSBC Holdings plc	BONDS	96	0.30
3. The Company’s total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

Bonds and Short-Term Investments			Preferred Stocks
NAIC Rating	Amount	Percentage of Total Admitted Assets	NAIC Rating	Amount	Percentage of Total Admitted Assets
NAIC - 1	$12,592	42.80%	P/RP - 1	$1	—%
NAIC - 2	8,561	29.10	P/RP - 2	40	0.10
NAIC - 3	654	2.20	P/RP - 3	—	—
NAIC - 4	176	0.60	P/RP - 4	—	—
NAIC - 5	28	0.10	P/RP - 5	—	—
NAIC - 6	30	0.10	P/RP - 6	—	—
4. Assets held in foreign investments:

		Amount	Percentage of Total Admitted Assets
a.	Total admitted assets held in foreign investments	$5,182	17.60%
b.	Foreign currency denominated investments	1,591	5.40
c.	Insurance liabilities denominated in that same foreign currency	—	—

66

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)
DECEMBER 31, 2025
(in millions)
5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$4,343	14.70%
b.	Countries rated NAIC - 2	683	2.30
c.	Countries rated NAIC - 3 or below	156	0.50
6. Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1
	Country 1: United Kingdom	$836	2.80%
	Country 2: Ireland	558	1.90
b.	Countries rated NAIC - 2
	Country 1: Mexico	230	0.80
	Country 2: Indonesia	101	0.30
c.	Countries rated NAIC - 3 or below
	Country 1: Colombia	47	0.20
	Country 2: Bahamas	28	0.10
7. Aggregate unhedged foreign currency exposure:

	Amount	Percentage of Total Admitted Assets
Aggregate unhedged foreign currency exposure	$1,591	5.40%
8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$1,573	5.30%
b.	Countries rated NAIC - 2	19	0.10
c.	Countries rated NAIC - 3 or below	—	—

67

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)
DECEMBER 31, 2025
(in millions)
9. Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1
	Country 1: Ireland	$480	1.60%
	Country 2: United Kingdom	467	1.60
b.	Countries rated NAIC - 2
	Country 1: Italy	19	0.10
	Country 2:	—	—
c.	Countries rated NAIC - 3 or below
	Country 1:	—	—
	Country 2:	—	—
10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

		NAIC Rating	Amount	Percentage of Total Admitted Assets
a.	5555274	Mortgage Loans	$170	0.60%
b.	HSBC Holdings plc	NAIC 1 & 2 - Bonds	80	0.30
c.	5555267	Mortgage Loans	76	0.30
d.	5555221	Mortgage Loans	68	0.20
e.	Barclays PLC	NAIC 1 & 2 - Bonds	65	0.20
f.	Taurus CMBS Series 2025-UK3A	NAIC 1 & 2 - Bonds	61	0.20
g.	TotalEnergies SE	NAIC 1 - Bonds	58	0.20
h.	Silver (BREDS)	OTHER OIA	56	0.20
i.	Suzano S.A.	NAIC 2 - Bonds	56	0.20
j.	AerCap Holdings N.V.	NAIC 2 - Bonds	52	0.20
11. Assets held in Canadian investments are less than 2.5 percent of the reporting entity’s total admitted assets.
12. Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company’s total admitted assets.

68

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)
DECEMBER 31, 2025
(in millions)
13. The Company’s admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

		Amount	Percentage of Total Admitted Assets
a.	American General Life Insurance	$500	1.70%
b.	Carlyle Group	171	0.60
c.	MASSACHUSETTS MUTUAL LIFE INSU	42	0.10
d.	American Securities Capital Partners L.P.	41	0.10
e.	Franklin BSP Capital Corporation Total	40	0.10
f.	NORTHWESTERN MUTUAL LIFE INSUR	39	0.10
g.	Marlin Equity Partners	37	0.10
h.	Stone Point Capital LLC	32	0.10
i.	Federal Home Loan Banks	31	0.10
j.	TSG Consumer Partners Total	31	0.10
14. Assets held in nonaffiliated, privately placed equities:

		Amount	Percentage of Total Admitted Assets
Aggregate statement value of investment held in nonaffiliated, privately placed equities:		$315	1.10%

Largest three investments held in nonaffiliated, privately placed equities:
a.	Carlyle Alternative Opportunities Fund L.P.	$58	0.20
b.	AlpInvest Co-Investment Fund (Onshore) VIII L.P.	36	0.10
c.	Trident IX L.P.	32	0.10

Ten largest fund managers:

Fund Manager		Total Invested	Diversified	Non- diversified
a.	American General Life Insurance	$500	$500	$—
b.	Carlyle Group	209	209	—
c.	Corebridge Global Real Estate Investment Corp	189	—	189
d.	MASSACHUSETTS MUTUAL LIFE INSU	42	42	—
e.	American Securities Capital Partners L.P.	41	41	—
f.	NORTHWESTERN MUTUAL LIFE INSUR	39	39	—
g.	Marlin Equity Partners	37	37	—
h.	Stone Point Capital LLC	32	32	—
i.	TSG Consumer Partners	31	31	—
j.	Aurelius Group	30	30	—
15. Assets held in general partnership interests are less than 2.5 percent of the Company’s total admitted assets.

69

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)
DECEMBER 31, 2025
(in millions)
16. Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

		Amount	Percentage of Total Admitted Assets
a.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555274, IRL	$170	0.60%
b.	COMMERCIAL MORTGAGE LOAN, Loan No. 8003033, AZ	149	0.50
c.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002615, USA	85	0.30
d.	COMMERCIAL MORTGAGE LOAN, Loan No. 8003012, TN	85	0.30
e.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555267, ESP	76	0.30
f.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555221, ESP	68	0.20
g.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002341, USA	63	0.20
h.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002157, NY	58	0.20
i.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002900, MA	56	0.20
j.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002541, IN	55	0.20
Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		Amount	Percentage of Total Admitted Assets
a.	Construction loans	$61	0.20%
b.	Mortgage loans over 90 days past due	3	—
c.	Mortgage loans in the process of foreclosure	36	0.10
d.	Mortgage loans foreclosed	—	—
e.	Restructured mortgage loans	85	0.30
17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
Loan-to-Value		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a.	above 95%	$1	—%	$121	0.40%	$—	—%
b.	91% to 95%	2	—	4	—	—	—
c.	81% to 90%	3	—	189	0.60	—	—
d.	71% to 80%	11	—	361	1.20	—	—
e.	below 70%	541	1.80	2,524	8.60	—	—
18. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5 percent of the Company’s total admitted assets.
19. Assets held in mezzanine real estate loans are less than 2.5 percent of the Company’s total admitted assets.

70

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)
DECEMBER 31, 2025
(in millions)
20. The Company’s total admitted assets subject to the following types of agreements as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount

a.	Securities lending (do not include assets held as collateral for such transactions)	$—	—%	$—	$—	$—
b.	Repurchase agreements	—	—	—	—	—
c.	Reverse repurchase agreements	—	—	—	216	56
d.	Dollar repurchase agreements	—	—	—	—	—
e.	Dollar reverse repurchase agreements	—	—	—	—	—
21. The Company’s potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a.	Hedging	$—	—%	$—	—%
b.	Income generation	—	—	—	—
c.	Other	—	—	—	—
22. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Hedging	$55	0.20%	$97	$103	$85
b.	Income generation	—	—	—	—	—
c.	Replications	—	—	—	—	—
d.	Other	—	—	—	—	—
23. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Hedging	$7	—%	$33	$32	$42
b.	Income generation	—	—	—	—	—
c.	Replications	—	—	—	—	—
d.	Other	—	—	—	—	—

71

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE
DECEMBER 31, 2025
(in millions)

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Issuer credit obligations
U.S. government obligations	261	0.9%	$261	$—	$261	0.9%
Other U.S. government obligations	9	—	9	—	9	—
Non-U.S. sovereign jurisdiction securities	684	2.4	684	—	684	2.4
Municipal bonds - general obligations (direct & guaranteed)	117	0.4	117	—	117	0.4
Municipal bonds - special revenue	462	1.6	462	—	462	1.6
Project finance bonds issued by operating entities	636	2.2	636	—	636	2.2
Corporate bonds	11,432	39.8	11,432	—	11,432	39.8
Mandatory convertible bonds	—	—	—	—	—	—
Single entity backed obligations	398	1.4	398	—	398	1.4
SVO-Identified bond exchange traded funds - fair value	—	—	—	—	—	—
SVO-Identified bond exchange traded funds - systematic value	—	—	—	—	—	—
Bonds issued by funds representing operating entities	1,624	5.6	1,624	—	1,624	5.6
Bank loans - issued	—	—	—	—	—	—
Bank loans - acquired	207	0.7	207	—	207	0.7
Mortgages loans that qualify as SVO-Identified credit tenant loans	—	—	—	—	—	—
Certificates of deposit	—	—	—	—	—	—
Other issuer credit obligations	—	—	—	—	—	—
Total issuer credit obligations	15,830	55.0	15,830	—	15,830	55.0
Asset-backed securities
Financial asset-backed securities - self-liquidating	4,798	16.7	4,798	—	4,798	16.7
Financial asset-backed securities - not self-liquidating	173	0.6	173	—	173	0.6
Non-financial asset-backed securities	1,241	4.3	1,241	—	1,241	4.3
Total asset-backed securities	6,212	21.6	6,212	—	6,212	21.6
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	41	0.1	41	—	41	0.1
Parent, subsidiaries and affiliates	—	—	—	—	—	—
Total preferred stocks	41	0.1	41	—	41	0.1
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	—	—	—	—	—	—
Industrial and miscellaneous Other (Unaffiliated)	32	0.1	32	—	32	0.1
Parent, subsidiaries and affiliates Publicly traded	—	—	—	—	—	—
Parent, subsidiaries and affiliates Other	—	—	—	—	—	—
Mutual funds	—	—	—	—	—	—
Unit investment trusts	—	—	—	—	—	—
Closed-end funds	—	—	—	—	—	—
Exchange traded funds	—	—	—	—	—	—
Total common stocks	32	0.1	32	—	32	0.1
Mortgage loans:
Farm mortgages	—	—	—	—	—	—
Residential mortgages	558	1.9	558	—	558	1.9
Commercial mortgages	3,120	10.9	3,120	—	3,120	10.9
Mezzanine real estate loans	77	0.3	77	—	77	0.3
Total valuation allowance	(42)	(0.1)	(42)	—	(42)	(0.1)
Total mortgage loans	3,713	13.0	3,713	—	3,713	13.0

72

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE
DECEMBER 31, 2025
(in millions)

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Real estate:
Properties occupied by company	—	—	—	—	—	—
Properties held for production of income	—	—	—	—	—	—
Properties held for sale	—	—	—	—	—	—
Total real estate	—	—	—	—	—	—
Cash, cash equivalents and short-term investments:
Cash	422	1.5	422	—	422	1.5
Cash equivalents	29	0.1	29	—	29	0.1
Short-term investments	—	—	—	—	—	—
Total cash, cash equivalents and short-term investments	451	1.6	451	—	451	1.6
Contract loans	124	0.4	124	—	124	0.4
Derivatives	287	1.0	287	—	287	1.0
Other invested assets	2,015	7.0	2,015	—	2,015	7.0
Receivables for securities	5	—	5	—	5	—
Securities Lending	—	—	—	—	—	—
Other invested assets	47	0.2	47	—	47	0.2
Total invested assets	$28,757	100.0%	$28,757	$—	$28,757	100.0%

73

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES
December 31, 2025
The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.
1.    Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?
Yes [ ] No [ X ]
If yes, indicate the number of reinsurance contracts to which such provisions apply:    __________
If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.
Yes [ ] No [ ] N/A [ X ]
2.    Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?
Yes [ ] No [ X ]
If yes, indicate the number of reinsurance contracts to which such provisions apply:    __________
If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.
Yes [ ] No [ ] N/A [ X ]
3.    Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:
(a)    Provisions that permit the reporting of losses to be made less frequently than quarterly;
(b)    Provisions that permit settlements to be made less frequently than quarterly;
(c)    Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or
(d)    The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.
Yes [ ] No [ X ]
4.    Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes [ ] No [ X ]		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes [ ] No [ X ]		N/A

74

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES
December 31, 2025
5.    Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:
(a)    Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or
Yes [ ] No [ X ] N/A [ ]
(b)    Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?
Yes [ ] No [ X ] N/A [ ]
If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:
________________________________________________________________________________

75